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SCHEDULE 14A

(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934

Filed by the Registrant ☒
Filed by a party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary proxy statement
☐	Confidential, for use of the Commission only (as permitted by Rule 14a-6(e)(2)).
☒	Definitive proxy statement
☐	Definitive additional materials
☐	Soliciting material under Rule 14a-12
ADAPTEC, INC.
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of filing fee (Check the appropriate box):
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☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
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Persons who are to respond to the collection of information contained in this form are not required to respond unless the form displays a currently valid OMB control number.

July 16, 2004

To our stockholders:

        You are cordially invited to attend our 2004 Annual Stockholders Meeting to be held at our principal executive offices located at 691 South Milpitas Boulevard, Milpitas, California 95035 on Thursday, August 26, 2004 at 10:00 a.m., local time.

        The matters to be acted upon at the meeting are described in detail in the accompanying Notice of Annual Stockholders Meeting and Proxy Statement.

        If you received your annual meeting materials by mail, the notice of annual meeting, proxy statement, annual report and proxy card from Adaptec's Board of Directors (the "Board") are enclosed. If you received your annual meeting materials via e-mail, the e-mail contains voting instructions and links to the proxy statement and annual report on the Internet.

        Please use this opportunity to take part in our business by voting on the matters to come before this meeting. Whether or not you plan to attend the meeting, you can cast your vote online (beneficial holders only), even if you did not receive your annual meeting materials electronically. To vote online, follow the instructions for online voting contained within your annual meeting materials. In addition, you may vote by telephone by following the instructions for telephone voting contained within your annual meeting materials. If you received your annual meeting materials by mail and do not wish to vote online or by telephone, or you are a registered stockholder (see definition in the accompanying proxy statement), please complete, date, sign and promptly return the enclosed proxy card in the enclosed postage-paid envelope before the meeting so that your shares will be represented at the meeting. Voting online, by telephone, or by returning the proxy card does not deprive you of your right to attend the meeting and to vote your shares in person.

        We encourage you to conserve natural resources, as well as significantly reduce printing and mailing costs, by signing up for electronic delivery of Adaptec stockholder communications. For more information, see the "Electronic Delivery of Adaptec Stockholder Communications" section of the enclosed proxy statement.

        We hope to see you at the meeting.

Sincerely,

Robert N. Stephens President and Chief Executive Officer

Adaptec, Inc.
691 South Milpitas Boulevard
Milpitas, California 95035

NOTICE OF ANNUAL STOCKHOLDERS MEETING

To our stockholders:

        Our 2004 Annual Stockholders Meeting will be held at our principal executive offices located at 691 South Milpitas Boulevard, Milpitas, California 95035 on Thursday, August 26, 2004 at 10:00 a.m., local time.

        At the meeting, you will be asked to consider and vote upon the following matters:

        1.     The election of eight directors to our board of directors, each to serve until our 2005 Annual Stockholders Meeting and until his or her successor has been elected and qualified or until his or her earlier resignation, death or removal. Our board of directors intends to present the following nominees for election as directors:

Carl J. Conti	Ilene H. Lang	Robert N. Stephens
Lucie J. Fjeldstad	Robert J. Loarie	Douglas E. Van Houweling
Joseph S. Kennedy	D. Scott Mercer

        2.     The approval of our 2004 Equity Incentive Plan.

        3.     The ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending March 31, 2005.

        4.     To transact any other business that may properly come before the Annual Stockholders Meeting or any adjournment or postponement of the meeting.

        These items of business are more fully described in the attached proxy statement. Only stockholders of record at the close of business on June 28, 2004 are entitled to notice of and to vote at the meeting or any adjournment or postponement of the meeting.

By order of the board of directors

Dennis R. DeBroeck Secretary

Milpitas, California
July 16, 2004

        Whether or not you plan to attend the meeting in person, please either cast your vote online, by telephone, or by completing, dating, signing and promptly returning the enclosed proxy card in the enclosed postage-paid envelope before the meeting so that your shares will be represented at the meeting.

Adaptec, Inc.
691 South Milpitas Boulevard
Milpitas, California 95035

PROXY STATEMENT

July 16, 2004

        The accompanying proxy is solicited on behalf of the board of directors of Adaptec, Inc., a Delaware corporation, for use at the 2004 Annual Stockholders Meeting to be held at our principal executive offices located at 691 South Milpitas Boulevard, Milpitas, California 95035 on Thursday, August 26, 2004 at 10:00 a.m., local time. This proxy statement and the accompanying form of proxy card were first mailed to stockholders on or about July 16, 2004. Our annual report for fiscal year 2004 is enclosed with this proxy statement.

Record Date; Quorum

        Only holders of record of common stock at the close of business on June 28, 2004 will be entitled to vote at the meeting. At the close of business on the record date, we had 109,878,840 shares of common stock outstanding and entitled to vote. A majority of the shares outstanding on the record date, present in person or represented by proxy, will constitute a quorum for the transaction of business at the meeting.

Effect of Abstentions and "Broker Non-Votes"

        If stockholders indicate on their proxy card that they wish to abstain from voting, including brokers holding their customers' shares of record who cause abstentions to be recorded, these shares are considered present and entitled to vote at the Annual Meeting. These shares will count toward determining whether or not a quorum is present. However, these shares will not be taken into account in determining the outcome of any of the proposals.

        If a stockholder does not give a proxy to its broker with instructions as to how to vote the shares, the broker has authority under New York Stock Exchange rules to vote those shares for or against "routine" matters, such as the election of directors to our board and the ratification of PricewaterhouseCoopers LLP as our independent registered public accounting firm. Brokers cannot vote on their customers' behalf on "non-routine" proposals such as the approval of Adaptec's 2004 Equity Incentive Plan. These rules apply to us notwithstanding the fact that shares of our common stock are traded on The Nasdaq National Market. If a broker votes shares that are unvoted by its customers for or against a "routine" proposal, these shares are counted for the purpose of establishing a quorum and will also be counted for the purpose of determining the outcome of such "routine" proposals. If a broker chooses to leave these shares unvoted, even on "routine" matters, they will be counted for the purpose of establishing a quorum, but not for determining the outcome of any of the proposals.

Voting Rights; Required Vote

        Because brokers can no longer vote "unvoted" shares on behalf of their customers for "non-routine" matters such as the adoption of our 2004 Equity Incentive Plan, it is more important than ever that stockholders vote their shares. If you do not vote your shares, you will not have a say in the important issues to be presented at the 2004 Annual Stockholders Meeting.

        Stockholders are entitled to one vote for each share of common stock held as of the record date. Directors will be elected by a plurality of the shares of common stock present in person or represented by proxy at the meeting and entitled to vote on the election of directors. Stockholders do not have the right to cumulate their votes in the election of directors. Negative votes will not affect the outcome of the election of directors. Approval of each of Proposal No. 2 approving our 2004 Equity Incentive Plan and Proposal

No. 3 ratifying the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending March 31, 2005 requires the affirmative vote of the holders of a majority of the shares entitled to vote that are present in person or represented by proxy at the meeting and are voted for or against the proposal, provided that the affirmative votes must be not less than a majority of the required quorum for the meeting. The inspector of elections appointed for the meeting will separately tabulate the relevant affirmative and negative votes, abstentions and broker non-votes for each proposal.

Voting of Proxies

        Most stockholders have three options for submitting their votes: (1) via the Internet, (2) by telephone or (3) by mail. If you have Internet access, you may submit your proxy from any location in the world by following the "Vote by Internet" instructions on the proxy card. If you live in the United States or Canada, you may submit your proxy by following the "Vote by Telephone" instructions on the proxy card. If you complete and properly sign each proxy card you receive and return it in the prepaid envelope to us, it will be voted in accordance with the specifications made on the proxy card. If no specification is made on a signed and returned proxy card, the shares represented by the proxy will be voted "for" each proposal, including "for" the election to the board of each of the nominees named on the proxy card, and "for" any other matter that may be properly brought before the meeting. We encourage stockholders with Internet access to record your vote on the Internet or, alternatively, to vote by telephone. Internet and telephone voting is convenient, saves on postage and mailing costs, and is recorded immediately, minimizing risk that postal delays may cause your vote to arrive late and therefore not be counted. If you attend the annual meeting, you may also vote in person, and any previously submitted votes will be superseded by the vote you cast at the annual meeting.

Adjournment of Meeting

        If a quorum is not present to transact business at the meeting or if we do not receive sufficient votes in favor of the proposals by the date of the meeting, the persons named as proxies may propose one or more adjournments of the meeting to permit solicitation of proxies. Any adjournment would require the affirmative vote of a majority of the shares present in person or represented by proxy at the meeting.

Expenses of Soliciting Proxies

        Adaptec will pay the expenses of soliciting proxies for the meeting. After the original mailing of the proxies and other soliciting materials, we and/or our agents may also solicit proxies by mail, telephone, telegraph, facsimile, email or in person. After the original mailing of the proxy cards and other soliciting materials, we will request that brokers, custodians, nominees and other record holders of our common stock forward copies of the proxy cards and other soliciting materials to persons for whom they hold shares and request authority for the exercise of proxies. We will reimburse the record holders for their reasonable expenses if they ask us to do so.

Revocability of Proxies

        Any person signing a proxy card in the form accompanying this proxy statement has the power to revoke it at any time before it is voted. A proxy may be revoked by signing and returning a proxy card with a later date, by delivering a written notice of revocation to Registrar and Transfer Company, 10 Commerce Drive, Cranford, NJ 07016, that the proxy is revoked or by attending the meeting and voting in person. The mere presence at the meeting of a stockholder who has previously appointed a proxy will not revoke the appointment. Please note, however, that if a stockholder's shares are held of record by a broker, bank or other nominee and that stockholder wishes to vote at the meeting, the stockholder must bring to the meeting a letter from the broker, bank or other nominee confirming the stockholder's beneficial ownership of the shares and that the broker, bank or other nominee is not voting the shares at the meeting. In the event of multiple online or telephone votes by a stockholder, each vote will supersede the previous vote and the last vote cast will be deemed to be the final vote of the stockholder unless such vote is revoked in person at the meeting according to the revocability instructions outlined above.

Electronic Delivery of Adaptec Stockholder Communications

        If you received your annual meeting materials by mail, we encourage you to help us conserve natural resources, as well as significantly reduce printing and mailing costs, by signing up to receive your Adaptec stockholder communications electronically via e-mail. With electronic delivery, you will be notified via e-mail as soon as the annual report and the proxy statement are available on the Internet, and you can easily submit your stockholder votes online. Electronic delivery can also eliminate duplicate mailings and reduce the amount of bulky paper documents you maintain in your personal files. To sign up for electronic delivery:

  Registered Owner (you hold your Adaptec shares in your own name through our transfer agent, Registrar and Transfer Company, or you are in possession of stock certificates): follow the instructions on the proxy card enclosed with your annual meeting materials to enroll.

  Beneficial Owner (your shares are held by a brokerage firm, a bank or a trustee): visit www.icsdelivery.com to enroll.

        Your electronic delivery enrollment will be effective until you cancel it. If you have questions about electronic delivery, please call Adaptec Shareholder Services at (408) 957-6765.

PROPOSAL NO. 1—ELECTION OF DIRECTORS

        A board of eight directors is to be elected at the 2004 Annual Stockholders Meeting. Unless otherwise instructed, the proxy holders will vote the proxies received by them for the eight nominees named below, all of whom are presently our directors. Victoria L. Cotten, one of our current directors, will not stand for re-election and her term will expire at the Annual Meeting.

        Proxies cannot be voted for a greater number of persons than the number of nominees named. If any nominee for any reason is unable to serve or for good cause will not serve, the proxies may be voted for such substitute nominee as the proxy holder may determine. We are not aware of any nominee who will be unable to or for good cause will not serve as a director. The term of office of each person elected as a director will continue until the next annual meeting of our stockholders or until his or her successor has been elected and qualified.

Directors/Nominees

        The names of the nominees, their ages as of the date of this proxy statement and certain information about them are set forth below:

Name of Director	Age	Principal Occupation	Director Since
Carl J. Conti	66	Independent management consultant	1995
Lucie J. Fjeldstad	60	Retired	2001
Joseph S. Kennedy	58	President and Chief Executive Officer of Omneon, Inc., a developer of video media servers for the broadcast industry	2001
Ilene H. Lang	60	President of Catalyst, Inc.	1997
Robert J. Loarie	61	Advisory Director of Morgan Stanley & Co., a diversified investment firm	1981
D. Scott Mercer	53	Senior Vice President and Advisor to the CEO of Western Digital Corporation, a supplier of disk drives to the personal computer and consumer electronics industries	2003
Robert N. Stephens	58	President and Chief Executive Officer of Adaptec, Inc.	1998
Douglas E. Van Houweling	60	President and Chief Executive Officer of the University Corporation for Advanced Internet Development	2002

        Mr. Conti has been an independent management consultant since 1991. From 1959 to 1991, Mr. Conti held a variety of technical and managerial positions with International Business Machines Corporation, a manufacturer of computer hardware and software, including as a Senior Vice President from 1987 to 1991. Mr. Conti also serves as a director of a privately held company.

        Ms. Fjeldstad has been retired since December 2001. From September 1999 to December 2001, Ms. Fjeldstad served as Chief Executive Officer of DataChannel, Inc., a software development company. She also served as President of DataChannel, Inc. from October 1998 to December 2001. From July 1997 to October 1998, Ms. Fjeldstad was Chief Executive Officer of her own consulting firm, Fjeldstad International. Ms. Fjeldstad also serves as a director of a privately held company.

        Mr. Kennedy has served as the President and Chief Executive Officer of Omneon, Inc., a developer of video media servers for the broadcast industry, since June 2003. From April 2002 until June 2003, Mr. Kennedy was retired. From June 1999 until March 2002, he served as President, Chief Executive Officer and Chairman of the Board of Pluris, a developer of Internet routers. From June 1997 to June 1998, he served as President and General Manager of Bay Networks' switching products division.

        Ms. Lang has served as President of Catalyst, Inc., a non-profit research and advisory organization for women in business, since September 2003. From June 2000 to August 2003, Ms. Lang worked as a corporate advisor. From May 1999 to May 2000, Ms. Lang served as President and Chief Executive Officer of Individual.com, Inc., a wholly-owned subsidiary of NewsEdge Corp., a provider of news to corporations, which was sold to Winstar Inc. in February 2000. From August 1998 to March 1999, Ms. Lang served as Chief Executive Officer of Essential.com, Inc., an e-commerce company that sold communication and energy services over the Internet. Ms. Lang is also a director of Art Technology Group, Inc. and a director of a privately held company.

        Mr. Loarie has served as an Advisory Director of Morgan Stanley & Co., a diversified investment firm, since April 2003, as a Managing Director from December 1997 until March 2003, and as a Principal of that firm from August 1992 until November 1997. Mr. Loarie also has served as a general partner or managing member of several venture capital investment partnerships or LLC companies affiliated with Morgan Stanley since August 1992. Mr. Loarie is also a director of Evolving Systems, Inc. and of several privately held companies.

        Mr. Mercer has served as a Senior Vice President and Advisor to the CEO of Western Digital Corporation, a supplier of disk drives to the personal computer and consumer electronics industries, since February 2004, and as a Senior Vice President and Chief Financial Officer of that corporation from October 2001 until January 2004. From June 2000 to September 2001, Mr. Mercer served as Chief Financial Officer of Teralogic, Inc., a supplier of semiconductors and software to the digital television industry. From June 1996 until May 2000, Mr. Mercer held various senior operating and financial positions with Dell, Inc., a provider of products and services required for customers to build their information-technology and Internet infrastructures. Mr. Mercer is also a director of Conexant Systems, Inc., NetRatings, Inc., and of a privately held company.

        Mr. Stephens became our Chief Executive Officer in April 1999. Mr. Stephens has served as our President since October 1998, and from November 1995 to July 1999, he was our Chief Operating Officer. From November 1993 until November 1995, Mr. Stephens founded and was Chairman of the Board of Power I/O, Inc, which was acquired by Adaptec in 1995.

        Dr. Van Houweling has served as the President and Chief Executive Officer of the University Corporation for Advanced Internet Development (UCAID), the formal organization supporting Internet2, since October 1997. Dr. Van Houweling also serves as a professor in the School of Information at the University of Michigan. Before undertaking his responsibilities at UCAID, Dr. Van Houweling was Dean for Academic Outreach and Vice Provost for Information and Technology at the University of Michigan. Dr. Van Houweling is also a director of Syntel, Inc.

Composition of Board of Directors

        Our bylaws provide that our board of directors will consist of nine directors. With the exception of Ms. Cotten, all of our current directors will stand for re-election at the Annual Meeting, as described in this proxy statement. The board of directors has amended our bylaws to reduce the size of our board so that it will consist of eight directors in order to eliminate any vacancies. This amendment will take effect at our Annual Meeting, when Ms. Cotten's term as a director expires.

Board of Directors Meetings and Committees

        During fiscal 2004, the board of directors met eight times, including telephone conference meetings, and acted by unanimous written consent once. No director attended fewer than 75% of the total number of meetings of the board and the total number of meetings held by all committees of the board on which the director served during fiscal 2004, except that Mr. Mercer attended one of the two board meetings held during the time he served as one of our directors during fiscal 2004.

        Standing committees of the board of directors include an Audit Committee, a Compensation Committee and a Governance and Nominating Committee. All committees operate under charters approved by the board, which are available on our website at www.adaptec.com. The Audit Committee charter is also available in Appendix B to this proxy statement.

        We strongly encourage directors to attend our annual stockholders' meetings. The board endeavors to hold its meetings on the same day as the annual stockholders' meetings to encourage director attendance. All of our directors attended the 2003 Annual Stockholders Meeting.

        Audit Committee.    The current members of the Audit Committee are Ilene H. Lang, Robert J. Loarie and D. Scott Mercer. Ms. Lang, Mr. Loarie and Mr. Mercer are each independent directors as defined by the rules of The Nasdaq Stock Market. In addition, our board of directors has determined that Mr. Mercer is an "audit committee financial expert" as defined by the Securities and Exchange Commission. The Audit Committee met ten times during fiscal 2004, including telephone conference meetings. The Audit Committee assists the board in its general oversight of our financial reporting, internal controls and audit functions, and is directly responsible for the appointment, compensation and oversight of the work of our independent registered public accounting firm.

        Compensation Committee.    The current members of the Compensation Committee are Lucie J. Fjeldstad and Victoria L. Cotten. Ms. Cotten will not be standing for re-election and her term as a director will expire at our annual meeting. A replacement for the vacancy on the Compensation Committee has not yet been determined, but it is expected that a replacement will be named within a short period of time after the annual meeting. The Compensation Committee met one time and acted by unanimous written consent three times during fiscal 2004. The Compensation Committee establishes our executive compensation policy, determines the salary and bonuses of our executive officers and recommends to the board of directors stock option grants for our executive officers.

        Governance and Nominating Committee.    The current members of the Governance and Nominating Committee (the "GNC") are Douglas Van Houweling and Joseph Kennedy. Dr. Van Houweling and Mr. Kennedy are each independent directors as defined by the rules of The Nasdaq Stock Market. The GNC is responsible for reviewing the qualifications of potential candidates for membership on our board of directors and recommending such candidates to the board of directors. In addition, the GNC makes recommendations regarding the structure and composition of our board and advises and makes recommendations to our board on matters concerning corporate governance. The GNC met one time in fiscal 2004.

        Director Qualifications.    The goal of the GNC is to ensure that our board possesses a variety of perspectives and skills derived from high-quality business and professional experience. The GNC seeks to achieve a balance of knowledge, experience and capability on our board. To this end, the GNC seeks nominees with high professional and personal ethics and values, an understanding of our business lines and industry, diversity of business experience and expertise, broad-based business acumen, and the ability to think strategically. In addition, the GNC considers the level of the candidate's commitment to active participation as a director, both at board and committee meetings and otherwise. Although the GNC uses these and other criteria to evaluate potential nominees, we have no stated minimum criteria for nominees. When appropriate, the GNC may retain executive recruitment firms to assist in identifying suitable candidates. After its evaluation of potential nominees, the GNC submits its chosen nominees to the board for board approval. The GNC does not use different standards to evaluate nominees depending on whether they are proposed by our directors and management or by our stockholders.

        Stockholder Nominees.    The GNC will consider stockholder recommendations for director candidates. If a stockholder would like to recommend a director candidate for the next annual meeting, the stockholder must deliver the recommendation to our Corporate Secretary at our principal executive offices no later than March 18, 2005. Recommendations for candidates should be accompanied by personal information about the candidate, including a list of the candidate's references, the candidate's resume or curriculum vitae and the other information required in the stockholder notice required by Section 2.15 of our Bylaws. A stockholder recommending a candidate may be asked to submit additional information as determined by our Corporate Secretary and as necessary to satisfy Securities Exchange Commission or Nasdaq rules. If a stockholder's recommendation is received within the time period set forth above and the stockholder has met the criteria set forth above, the committee will evaluate such candidate, along with the other candidates being evaluated by the GNC, in accordance with the committee's charter and will apply the criteria described under "Director Qualifications".

Independent Directors

        Each of our directors other than Mr. Stephens and Mr. Conti qualifies as "independent" in accordance with the rules of The Nasdaq Stock Market. The Nasdaq independence definition includes a series of objective tests, such as that the director is not an employee of the company and has not engaged in various types of business dealings with the company. In addition, as further required by the Nasdaq rules, the board has made a subjective determination as to each independent director that no relationships exist which, in the opinion of the board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.

Communication with the Board

        You may contact the board of directors by sending an email to directors@adaptec.com or by mail to Board of Directors, Adaptec, Inc., 691 S. Milpitas Blvd., Milpitas, CA 95035. An employee of Adaptec, Inc. will forward these emails and letters directly to the Board. We reserve the right not to forward to board members any abusive, threatening or otherwise inappropriate materials.

Corporate Governance Guidelines

        The board of directors serves as the ultimate decision making body of Adaptec, except with respect to matters reserved for the decision of stockholders. The board has adopted Corporate Governance Guidelines to assist in the performance of its responsibilities. These guidelines are available on our website at www.adaptec.com.

Director Compensation

        Cash Compensation.    Carl J. Conti, the Chairman of our board of directors, receives $100,000 per year as compensation. All other non-employee directors receive $3,000 per fiscal quarter and $4,000 for each meeting of the board of directors attended other than telephonic meetings and are reimbursed for their expenses incurred in attending meetings of the board of directors. The chairperson of the Compensation Committee, currently Ms. Fjeldstad, receives an additional $7,000 per year as compensation. The chairperson of the Audit Committee, currently Ms. Lang, receives an additional $10,000 per year as compensation. Directors who serve on committees in a non-chairperson capacity do not receive additional compensation for serving on these committees. Employee directors do not receive additional compensation for attendance at meetings of the board of directors.

        Deferred Compensation Program.    Non-employee directors may choose to (i) receive their quarterly payment in cash, (ii) defer the payment by investing it in our Deferred Compensation Plan or (iii) elect a combination of (i) and (ii).

        2000 Director Option Plan.    Pursuant to our 2000 Director Option Plan, Messrs. Conti, Kennedy, Loarie, Mercer and Van Houweling and Mses. Cotten, Fjeldstad and Lang were each granted options to purchase 15,000 shares of our common stock on March 31, 2004 at an exercise price of $8.80 per share. These options become vested and exercisable with respect to 25% of the shares subject to the options for each full quarter after the date of grant, so long as such person remains a director, such that the option will be fully vested on the first anniversary of the date of grant.

THE BOARD RECOMMENDS A VOTE FOR THE ELECTION OF EACH NOMINATED DIRECTOR.

PROPOSAL NO. 2—APPROVAL OF THE 2004 EQUITY INCENTIVE PLAN

        We are asking our stockholders to approve our 2004 Equity Incentive Plan (the "2004 Plan"). The 2004 Plan is intended to promote our long-term growth and profitability by providing us with the tools to remain competitive in attracting and retaining employees and consultants. Approval of the 2004 Plan will do two things:

  (1)
  broaden the types of equity awards available to us in recognition of the changes underway regarding equity and executive compensation; and

  (2)
  renew the pool available for awards, in order to extend our ability to deliver competitive compensation opportunities to prospective and current employees over the next few years.

        Stockholders are asking companies to strengthen the link between compensation and performance and to provide stockholders the opportunity to ensure that usage and the resulting dilution are reasonable. While stockholders want executives to have a greater ownership stake in the companies they lead, the Financial Accounting Standards Board is preparing to implement new rules governing stock option accounting sometime in 2005. We expect those new rules to make the use of other forms of equity compensation as attractive as or more attractive than stock options. We also expect that our competitors for talented employees will also begin using a broader and more creative array of equity and cash incentive vehicles. As a result, we need to prepare to alter the nature of our own equity and performance compensation programs and ensure that we have the necessary tools to compete.

        We believe that approval of this proposal will enable us to compete effectively in the increasingly competitive market for talent over the next two to three years, while maintaining a reasonable rate of dilution of the over 109,878,840 shares we have outstanding and entitled to vote on this proposal as of the record date.

        Approval of the 2004 Plan requires the affirmative vote of the holders of a majority of the shares of our common stock that are present in person or by proxy and entitled to vote at the annual meeting. If the 2004 Plan is approved, then our 1999 Stock Option Plan and 2000 Nonstatutory Stock Option Plan will automatically terminate. To better align the interests of participants in the 2004 Plan with all our stockholders, the 2004 Plan prohibits the repricing of any outstanding stock option or stock appreciation right unless approved by our stockholders.

        We believe strongly that the approval of the 2004 Plan is essential to our continued success. Our employees are our most valuable asset. The 2004 Plan will be vital to our ability to attract and retain outstanding and highly skilled individuals in the extremely competitive labor markets in which we must compete. Our executive officers will be eligible to receive awards under the 2004 Plan and therefore have an interest in this proposal. Our non-employee directors will not be eligible to receive awards under the 2004 Plan. We refer to any grant under the 2004 Plan as an "Award." Such Awards also are crucial to our ability to motivate employees to achieve our goals.

        The following paragraphs provide a brief summary of the principal features of the 2004 Plan and its operation. Because the following is a summary, it may not contain all of the information that is important to you. This summary is qualified in its entirety by reference to the full text of the 2004 Plan, a copy of which is attached to this proxy statement as Appendix A.

Background and Purpose

        Our board of directors adopted the 2004 Plan on June 3, 2004 to allow us to provide equity incentives to attract and retain the services of quality individuals, remain competitive in the industry and align the interests of the individuals eligible to participate in the 2004 Plan with those of the stockholders. The 2004 Plan permits the grant of the following types of Awards: (1) nonstatutory stock options, (2) incentive stock options, (3) stock appreciation rights, (4) restricted stock Awards and (5) restricted stock units. The 2004

Plan is intended to attract, motivate and retain employees and consultants who provide significant services to us that we believe will further our growth and operating results. Approximately 1,597 employees and officers of Adaptec and its subsidiaries would have been eligible to receive Awards under the 2004 Plan. The closing price of our common stock on June 3, 2004 was $7.64 per share.

Shares Reserved

        We have reserved 10,000,000 of our shares for issuance under the 2004 Plan plus the number of shares that, upon termination of our 1999 Stock Option Plan and 2000 Nonstatutory Stock Option Plan, remain in those plans, but not subject to then outstanding stock options granted under those plans. Approximately 2,288,654 shares from our 1999 Stock Option Plan and 3,116,613 shares from our 2000 Nonstatutory Stock Option Plan remained available for future option grants as of the record date. Shares that remain subject to options granted under those plans will be added to the reserve of our 2004 Plan as the covering options expire. Shares that were issued under those plans will be added to the reserve of our 2004 Plan as we reacquire them pursuant to the terms on which they were issued. The settlement in cash of an Award granted under the 2004 Plan will not reduce the number of shares available for issuance. As shares covered by an Award granted under the 2004 Plan can no longer be issued under such Award, they become available again under the 2004 Plan. Shares issued under the 2004 Plan will become available again under the 2004 Plan as we reacquire them pursuant to the terms on which they were issued.

Administration

        The 2004 Plan will be administered by the Compensation Committee of the board of directors (the "Committee"), the members of which are appointed by the board. The Committee currently consists of Lucie J. Fjeldstad and Victoria L. Cotten, each of whom are "non-employee directors" as that term is defined under the Securities Exchange Act of 1934 and "outside directors" as that term is defined pursuant to Section 162(m) of the Internal Revenue Code of 1986 (the "Code"). Ms. Cotten will not be standing for re-election and her term as a director will expire at our annual meeting. A replacement for the vacancy on the Committee has not yet been determined, but it is expected that a replacement will be named within a short period of time after the annual meeting.

        Subject to the terms of the 2004 Plan, the Committee determines the persons who are to receive Awards, the number of shares subject to each such Award and the terms and conditions of such Awards at the time of each grant. The Committee's determination of the price to be paid for shares issued under the 2004 Plan is limited by the 2004 Plan's provision that no more than 5,000,000 shares may be issued at a price that is less than fair market value (as determined on the date of grant of the covering Award). The Committee also has the authority to amend and make binding interpretations of any Awards. No amendment, or exchange, of a stock option or stock appreciation right shall have the effect of a repricing unless we first obtain our stockholders' approval of such action.

        If we experience a stock dividend, reorganization or other change in our capital structure, the Committee has discretion to adjust the number of shares available for issuance under the 2004 Plan, the outstanding Awards and the per-person, aggregate share-limits on Awards, as appropriate to reflect the stock dividend or other change.

        The board can amend the 2004 Plan at any time, but no amendment to increase the number of shares reserved under the 2004 Plan, extend its term beyond 10 years, or expand the categories of employees eligible to participate in the 2004 Plan, shall be effective until we obtain our stockholders' approval of such amendment. The board may terminate the 2004 Plan at any time and for any reason prior to its scheduled termination date of June 3, 2014.

Eligibility to Receive Types of Awards; Performance Criteria

        Incentive stock options can only be granted to employees. All other Awards can be granted to employees or consultants. Non-employee directors are not eligible for Awards under the 2004 Plan. The actual number of individuals who will receive an Award under the 2004 Plan cannot be determined in advance because the Committee has the discretion to select the participants. No individual may receive more than 2,000,000 shares under all Awards granted under the 2004 Plan in any calendar year, except that an individual may receive Awards covering up to 3,000,000 shares when granted during the first 12 months of their employment by us.

        In determining whether an Award should be made, and/or the vesting schedule for any such Award, the Committee may impose whatever conditions to vesting that it determines are appropriate. For example, the Committee may decide to grant an Award only if the participant satisfies performance goals established by the Committee. The Committee may set performance periods and performance goals that differ from participant to participant. The Committee may choose performance goals based on either company-wide or business unit results, as deemed appropriate in light of the participant's specific responsibilities. For purposes of qualifying Awards as performance-based compensation under Section 162(m) of the Code, the Committee may (but is not required to) specify performance goals for the entire company and/or one of our business units. Performance goals may be based on business criteria including: net income, earnings per share, return on equity, or other financial or performance-related measures.

        After the end of each performance period, a determination will be made pursuant to Section 162(m) as to the extent to which the performance goals applicable to each participant were achieved or exceeded. The portion (if any) of an Award that is actually released to a participant will be determined by the level of actual performance.

Discretionary Awards

        Stock Options.    A stock option is the right to purchase shares of our common stock at a fixed exercise price for a fixed period of time. Under the 2004 Plan, the Committee may grant nonstatutory and incentive stock options (provisions of the Code make the distinction significant and are discussed in the tax section below). Options granted under the 2004 Plan expire at the times established by the Committee, but not later than 10 years after the grant date. No more than 35,000,000 shares (including reissuances) may be issued pursuant to the exercise of incentive stock options.

        The exercise price of the shares subject to each incentive stock option cannot be less than 100% of the fair market value of our common stock on the date of grant (110% in the case of an incentive stock option granted to a 10% stockholder). The 100% of fair market value on the date of grant also applies to nonstatutory stock options, except the Committee may discount the exercise price by no more than 15% if the participant foregoes some portion of salary or bonus. The exercise price must be paid in full at the time of the exercise. The Committee may permit payment through the tender of shares that are already owned by the participant, or by any other means that the Committee determines to be consistent with the purpose of the 2004 Plan.

        Restricted Stock.    Awards of restricted stock are shares that vest in accordance with the terms and conditions established by the Committee. The Committee will determine the purchase price for an Award of restricted stock on the date of grant. The Committee will also determine the number of shares of restricted stock granted. The 2004 Plan provides that the earliest vesting date shall not be before the first anniversary of the date of grant.

        Restricted Stock Units.    Restricted Stock Units typically would obligate us to issue a specific number of our shares in the future if the vesting terms and conditions established by the Committee are satisfied, but may provide that we can elect to settle the Award in cash. The 2004 Plan provides that the earliest vesting date shall not be before the first anniversary of the date of grant.

        Stock Appreciation Rights.    Stock Appreciation Rights typically would obligate us to issue shares of our common stock in the future if the vesting terms and conditions scheduled by the Committee are satisfied, and if there has been an appreciation in value of our share price from the date of grant. The Committee determines the terms and conditions of stock appreciation rights, but the 2004 Plan requires expiration no later than 7 years from the date of grant. Our obligation arising upon the exercise of a stock appreciation right may be paid in shares or in cash, or any combination thereof, as the Committee may determine.

Transferability of Awards

        Generally, an Award may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the participant, only by the participant. The Committee may permit, in the exercise of its discretion and subject to applicable law, the transfer of any Award.

Effect of Certain Events

        Death.    All Awards granted to a participant fully vest on that participant's death.

        Dissolution or Liquidation.    All Awards terminate, to the extent unexercised and unvested, upon our liquidation or dissolution. Unvested shares that are then outstanding will be reacquired by us pursuant to their terms. The Committee may also, in its discretion, provide for full or partial vesting acceleration of any Award.

        Merger or Asset Sale.    If we merge with or into another corporation or sell substantially all of our assets, then unless our successor assumes or substitutes the Awards (other than restricted stock) then outstanding, they shall fully vest and be exercisable as to all shares they then cover for a period of time determined by the Committee and thereafter expire. With respect to then-outstanding restricted stock our repurchase rights will not be assigned to our successor unless such restricted stock is assumed or substituted by our successor.

        Change of Control.    If more than 50% of our shares or voting securities are acquired by any one or more of certain persons, or there is a merger with the same effect, or we sell or dispose of substantially all of our assets, or at the end of any two-year period the majority of the directors on our board are not "Incumbent Directors" (defined in the 2004 Plan), then any of such events will have an effect on the vesting of then-outstanding Awards. On the occurrence of such an event, all Awards will vest an additional 25% of the total number of shares they covered on their respective dates of grant. In addition, for each employee of ours who is terminated by us or our successor or an employer related to us for any reason within one year after the occurrence of such an event, then all Awards held by such employee shall fully vest on the date of termination.

New Plan Benefits

        Future Awards to our executive officers and employees are discretionary. At this time, therefore, the benefits that may be received by our executive officers and other employees if our stockholders approve the 2004 Plan cannot be determined.

Federal Tax Aspects

        The following paragraphs are a summary of the general federal income tax consequences to U.S. taxpayers and Adaptec of Awards granted under the 2004 Plan. Tax consequences for any particular individual may be different. The participant must pay any taxes we are required to withhold at the time of the exercise or settlement.

        Incentive Stock Options.    No taxable income is recognized on grant of an incentive stock option nor on its exercise (unless the participant is subject to the alternative minimum tax ("AMT")). If the participant holds the stock acquired upon exercise of an incentive stock option (the "ISO Shares") for more than one year after the date the option was exercised and for more than two years after the date the option was granted, the participant generally will realize capital gain or loss (rather than ordinary income or loss) upon disposition of the ISO Shares. This gain or loss will be equal to the difference between the amount realized upon such disposition and the amount paid for the ISO Shares.

        If the participant disposes of ISO Shares prior to the expiration of either required holding period described above (a "disqualifying disposition"), the gain realized upon such disposition, up to the difference between the fair market value of the ISO Shares on the date of exercise (or, if less, the amount realized on a sale of such shares) and the option exercise price, will be treated as ordinary income. Any additional gain will be long-term or short-term capital gain, depending upon the amount of time the ISO Shares were held by the participant.

        Alternative Minimum Tax.    The difference between the fair market value of the ISO Shares on the date of exercise and the exercise price is an adjustment to income for purposes of the AMT. The AMT (imposed to the extent it exceeds the taxpayer's regular tax) is 26% of an individual taxpayer's alternative minimum taxable income (28% in the case of alternative minimum taxable income in excess of $175,000). Alternative minimum taxable income is determined by adjusting regular taxable income for certain items, increasing that income by certain tax preference items (including the difference between the fair market value of the ISO Shares on the date of exercise and the exercise price) and reducing this amount by the applicable exemption amount ($58,000 in case of a joint return, and $40,250 in the case of an unmarried person, subject to reduction under certain circumstances). If a disqualifying disposition of the ISO Shares occurs in the same calendar year as exercise of the incentive stock option, there is no AMT adjustment with respect to those ISO Shares. Also, upon a sale of ISO Shares that is not a disqualifying disposition, alternative minimum taxable income is reduced in the year of sale by the excess of the fair market value of the ISO Shares at exercise over the amount paid for the ISO Shares.

        Nonstatutory Stock Options.    No taxable income is reportable when a nonstatutory stock option is granted to a participant. Upon exercise, the participant will recognize ordinary income in an amount equal to the excess of the fair market value (on the exercise date) of the shares purchased over the exercise price of the option. Any additional gain or loss recognized upon any later disposition of the shares would be capital gain or loss.

        Stock Appreciation Rights.    No taxable income is reportable when a stock appreciation right is granted to a participant. Upon exercise, the participant will recognize ordinary income in an amount equal to the amount of cash received and the fair market value of any shares received. Any additional gain or loss recognized upon any later disposition of the shares would be capital gain or loss.

        Restricted Stock.    A participant will not have taxable income upon grant unless he or she elects under Section 83(b) of the Code to be taxed at that time. Instead, he or she will recognize ordinary income at the time of vesting equal to the fair market value (on the vesting date) of the shares received minus any amount paid for the shares.

        Restricted Stock Units.    A participant will not be taxable upon grant or upon vesting of a restricted stock unit. Instead, he or she will be taxed upon receipt of the shares or cash value of the shares at the time that the shares or cash is distributed to the participant. The participant may not make an election under Section 83(b) of the Code with respect to any restricted stock unit.

        Tax Effect on Adaptec.    We generally will be entitled to a tax deduction in connection with an Award under the 2004 Plan in an amount equal to the ordinary income realized by a participant and at the time the participant recognizes such income (for example, the exercise of a nonstatutory stock option). Special rules limit the deductibility of compensation paid to our Chief Executive Officer and to each of our four other most highly compensated executive officers. Under Section 162(m) of the Code, the annual compensation paid to any of these specified executives will be deductible only to the extent that it does not exceed $1,000,000. However, we can preserve the deductibility of certain compensation in excess of $1,000,000 if the conditions of Section 162(m) are met. These conditions include stockholder approval of the 2004 Plan, setting limits on the number of shares subject to Awards that any individual may receive in a calendar year, and for Awards other than certain stock options, establishing performance criteria that must be met before the Award actually will vest or be paid. The 2004 Plan has been designed to permit the Committee to grant Awards that qualify as performance-based for purposes of satisfying the conditions of Section 162(m), thereby permitting us to continue to receive a federal income tax deduction in connection with such Awards.

Required Vote and Board of Directors Recommendation

        The affirmative vote of a majority of the votes cast at the meeting, at which a quorum is present, either in person or by proxy, is required to approve the 2004 Plan. If you hold your shares in your own name and abstain from voting on this matter, your abstention will have no effect on the vote. If you hold your shares through a broker and you do not instruct the broker on how to vote on this proposal, your broker will not have the authority to vote your shares. Abstentions and broker non-votes will each be counted as present for purposes of determining the presence of a quorum but will not have any effect on the outcome of the proposal.

        Our employees are our most valuable asset. Awards such as those provided under the 2004 Plan help us to attract, retain and motivate people whose skills and performance are critical to our success. We strongly believe that the 2004 Plan is essential for us to compete for talent in the very difficult labor markets in which we operate.

THE BOARD RECOMMENDS A VOTE FOR THE
APPROVAL OF THE 2004 EQUITY INCENTIVE PLAN.

PROPOSAL NO. 3: RATIFICATION OF APPOINTMENT OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

        The Audit Committee of our board of directors has selected PricewaterhouseCoopers LLP as the independent registered public accounting firm to perform the audit of our financial statements for our fiscal year ending March 31, 2005, and our stockholders are being asked to ratify the Audit Committee's selection. We have engaged PricewaterhouseCoopers LLP as our independent registered public accounting firm since 1995. Representatives of PricewaterhouseCoopers LLP are expected to be present at the meeting, have the opportunity to make a statement at the meeting if they desire to do so, and will be available to respond to appropriate questions.

Fees

        The following represents fees estimated and billed by PricewaterhouseCoopers LLP and affiliated entities (collectively, "PricewaterhouseCoopers") for professional services provided in connection with the audit of our annual financial statements for fiscal years 2003 and 2004. In addition, in accordance with the SEC's new guidelines, we have itemized tax related and other fees paid to PricewaterhouseCoopers during fiscal years 2003 and 2004.

	For the year ended March 31,
Nature of Services
	2004	2003
Audit	$637,000	$583,000
Audit-related	—	—
Tax	884,500	464,000
Other Fees	—	—

Total	$1,521,500	$1,047,000

        The Audit fees for the fiscal years ended March 31, 2004 and 2003, respectively, were for professional services rendered for the audits of our consolidated financial statements, consents, assistance with debt offerings, acquisitions, SEC comment letters and review of documents filed with the SEC.

        We did not incur any Audit Related fees from PricewaterhouseCoopers for the fiscal years ended March 31, 2004 and 2003, respectively.

        The Tax fees for the fiscal years ended March 31, 2004 and 2003, respectively, were for services related to tax compliance, including the preparation of tax returns and claims for refund, tax planning and tax advice, including assistance with tax audits and appeals, expatriate tax preparation and advice related to mergers and acquisitions.

        We did not incur any other fees from PricewaterhouseCoopers for the fiscal years ended March 31, 2004 and 2003, respectively.

Audit Committee Pre-Approval Policies and Procedures

        The Audit Committee of the board of directors has established a policy for approving any non-audit services to be performed by our independent registered public accounting firm, currently PricewaterhouseCoopers LLP. The Audit Committee requires advance review and approval of all proposed non-audit services that we wish to be performed by the independent registered public accounting firm. Occasionally, the Audit Committee chairperson pre-approves certain non-audit related fees and the entire Audit Committee ratifies the chairperson's pre-approval in a subsequent Audit Committee meeting, in accordance with SEC requirements. In fiscal 2004, the Audit Committee followed these guidelines in approving all services rendered by PricewaterhouseCoopers.

THE BOARD RECOMMENDS A VOTE FOR
RATIFICATION OF THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP.

PRINCIPAL STOCKHOLDERS

        The following table presents information about the beneficial ownership of our common stock as of May 31, 2004 by:

  •
  each of our directors;

  •
  each executive officer named in the Summary Compensation Table below; and

  •
  all directors and executive officers as a group.

        The percentage of beneficial ownership for the table is based on approximately 109,845,610 shares of our common stock outstanding as of May 31, 2004. To our knowledge, except under community property laws or as otherwise noted, the persons and entities named in the table have sole voting and sole investment power over their shares of our common stock. Unless otherwise indicated, each beneficial owner listed below maintains a mailing address of c/o Adaptec, Inc., 691 South Milpitas Boulevard, Milpitas, California 95035.

        The number of shares beneficially owned by each stockholder is determined under the rules of the Securities and Exchange Commission and is not necessarily indicative of beneficial ownership for any other purpose. Under these rules, beneficial ownership includes those shares of common stock over which the stockholder has sole or shared voting or investment power. It also includes shares of common stock that the stockholder has the right to acquire within 60 days after May 31, 2004 through the exercise of any stock option. The "Percentage of Shares" column treats as outstanding all shares underlying such options held by the stockholder, but not shares underlying options held by other stockholders.

	Adaptec Shares Beneficially Owned
Name of Beneficial Owner	Number of Shares	Percentage of Shares
Directors and Executive Officers:
Carl J. Conti (1)	160,580	*
Victoria L. Cotten (2)	61,250	*
Lucie J. Fjeldstad (3)	64,250	*
Joseph S. Kennedy (4)	58,750	*
Ilene H. Lang (5)	146,750	*
Robert J. Loarie (6)	161,354	*
D. Scott Mercer (7)	3,750	*
Douglas E. Van Houweling (8)	56,250	*
Robert N. Stephens (9)	1,919,115	1.72%
Marshall L. Mohr (10)	59,441	*
Ahmet Houssein (11)	62,165	*
Ram Jayam (12)	343,353	*
Kenneth B. Arola (13)	145,948	*
Directors and executive officers as a group (14 persons) (14)	3,605,686	3.28%
5% Stockholders:
AXA Assurances I.A.R.D. Mutuelle, AXA Assurances Vie Mutuelle, AXA Courtage Assurance Mutuelle, AXA, AXA Financial, Inc. (15)	6,584,508	5.99%
FMR Corp. (16)	6,035,000	5.49%
Pioneer Global Asset Management S.p.A. (17)	7,054,179	6.42%

*
Less than 1% ownership.

(1)
Includes options to purchase 143,750 shares of our common stock that are either immediately exercisable or exercisable within 60 days of May 31, 2004.

(2)
Represents options to purchase 61,250 shares of our common stock that are either immediately exercisable or exercisable within 60 days of May 31, 2004.

(3)
Includes options to purchase 61,250 shares of our common stock that are either immediately exercisable or exercisable within 60 days of May 31, 2004.

(4)
Represents options to purchase 58,750 shares of our common stock that are either immediately exercisable or exercisable within 60 days of May 31, 2004.

(5)
Includes options to purchase 143,750 shares of our common stock that are either immediately exercisable or exercisable within 60 days of May 31, 2004.

(6)
Includes options to purchase 113,750 shares of our common stock that are either immediately exercisable or exercisable within 60 days of May 31, 2004.

(7)
Represents options to purchase 3,750 shares of our common stock that are either immediately exercisable or exercisable within 60 days of May 31, 2004.

(8)
Represents options to purchase 56,250 shares of our common stock that are either immediately exercisable or exercisable within 60 days of May 31, 2004.

(9)
Includes options to purchase 1,853,900 shares of our common stock that are either immediately exercisable or exercisable within 60 days of May 31, 2004.

(10)
Includes options to purchase 56,500 shares of our common stock that are either immediately exercisable or exercisable within 60 days of May 31, 2004.

(11)
Includes options to purchase 57,625 shares of our common stock that are either immediately exercisable or exercisable within 60 days of May 31, 2004.

(12)
Includes options to purchase 101,348 shares of our common stock that are either immediately exercisable or exercisable within 60 days of May 31, 2004.

(13)
Includes options to purchase 144,311 shares of our common stock that are either immediately exercisable or exercisable within 60 days of May 31, 2004.

(14)
Includes options to purchase 3,204,541 shares of our common stock that are either immediately exercisable or exercisable within 60 days of May 31, 2004.

(15)
Includes 6,581,708 shares of our common stock held by Alliance Capital Management L.P. ("Alliance"), and 2,800 shares held by The Equitable Life Assurance Society of the United ("Society"). Alliance and Society are subsidiaries or entities of AXA Financial, Inc. AXA beneficially holds a majority interest in AXA Financial, Inc. AXA Assurances I.A.R.D. Mutuelle, AXA Assurances Vie Mutuelle, AXA Conseil Vie Assurance Mutuelle and AXA Courtage Assurance Mutuelle as a group control AXA. Alliance reported that it has sole voting power with respect to 5,032,294 shares, shared voting power with respect to 24,000 shares, and sole dispositive power with respect to 6,464,046 shares. Society reported that it has sole voting and shared dispositive power with respect to 2,800 shares. The addresses of AXA Assurances I.A.R.D. Mutuelle, AXA Assurances Vie Mutuelle and AXA Conseil Vie Assurances Mutuelle are 370 rue Saint Honore 75001, Paris, France. The address of AXA Courtage Assurance Mutuelle is 26 rue Louis le Grand, 75002, Paris, France. The address of AXA is 25, avenue Matignon, 75008, Paris, France. The address of AXA Financial, Inc. is 1290 Avenue of the Americas, New York, New York 10104. All information regarding these entities is based solely upon the Schedule 13G filed by such entities with the Securities and Exchange Commission on February 10, 2004.

(16)
Fidelity Management & Research Company (the "Fund") is a wholly-owned subsidiary of FMR Corp., and Edward C. Johnson III is Chairman of FMR Corp. As a result, the Fund, FMR Corp. and Mr. Johnson have each reported that it is the beneficial owner of 6,035,000 shares of our common stock. Mr. Johnson and FMR Corp., through their control of the Fund, each has sole power to dispose of the 6,035,000 shares of our common stock owned by the Fund. Neither FMR Corp. nor Mr. Johnson has the sole power to vote or direct the voting of the shares owned directly by the Fund, which power resides with the Fund's Board of Trustees. The Fund carries out the voting of the shares under written guidelines established by the Fund's Board of Trustees. The Fund's address is 82 Devonshire Street, Boston, MA 02109. All information regarding these entities is based solely upon the Schedule 13G filed by such entities with the Securities and Exchange Commission on February 16, 2004.

(17)
Pioneer Global Asset Management S.p.A. ("Pioneer") reported that it has sole voting and sole dispositive power over 7,054,179 shares of our common stock. Pioneer's address is Galleria San Carlo 6, 20122 Milan, Italy. All information regarding these entities is based solely upon the Schedule 13D filed by such entity with the Securities and Exchange Commission on February 10, 2004.

EXECUTIVE COMPENSATION

Summary Compensation

        The following table presents information about the compensation for fiscal 2004 awarded to, earned by or paid to (i) our Chief Executive Officer and (ii) our four other most highly compensated executive officers serving in that capacity as of March 31, 2004. We provide benefits to our executive officers that are generally available to all of our employees. The amount of executive level benefits and perquisites, as determined in accordance with the rules of the Securities and Exchange Commission relating to executive compensation, did not exceed 10% of total salary for fiscal 2003 for any executive officer. We do not grant stock appreciation rights and have no long-term compensation benefits other than stock options.

Summary Compensation Table

	Annual Compensation				Long-Term Compensation Awards(3)
Name and Principal Position	Year	Salary($)	Bonus($)(1)	Other Annual Compensation ($)	Securities Underlying Options (#)(4)	All Other Compensation ($)(2)(5)
Robert N. Stephens President and Chief Executive Officer	2004 2003 2002	650,000 650,000 616,751	1,200 — —	— — —	625,000 800,000 1,225,151	16,041 16,040 15,968
Marshall L. Mohr Chief Financial Officer	2004 2003 2002	225,000 — —	75,000 — —	— — —	350,000 — —	7,120 — —
Ahmet Houssein Vice President and General Manager	2004 2003 2002	267,692 213,173 —	34,272 112,994 —	— — —	100,000 85,000 —	11,061 23,800 —
Ramkumar Jayam Vice President and General Manager	2004 2003 2002	240,000 240,000 134,769	1,200 29,577 —	— — —	55,000 75,000 —	9,336 465 —
Kenneth B. Arola Vice President and Corporate Controller	2004 2003 2002	207,692 200,000 215,385	11,200 — —	— — —	24,000 60,000 86,036	10,454 10,388 10,296

(1)
For all named executives except Mr. Mohr, fiscal 2004 bonus represents or includes a non-performance related bonus paid to eligible employees, which included nearly all of our U.S. employees. All qualified exempt U.S. employees received the same bonus of $1,200.00. For Mr. Mohr, represents a hiring bonus paid upon commencement of his employment with Adaptec in fiscal 2004. For Mr. Houssein, includes $33,072 and $87,994 in relocation related bonuses for fiscal years 2004 and 2003, respectively. Also includes a $25,000 hiring bonus paid to Mr. Houssein in fiscal 2003. For Mr. Jayam, includes a cash award of $4,577 under our Patent Award program in fiscal 2003.

(2)
Represents or includes life and insurance premiums.

(3)
Adaptec did not grant any restricted stock awards in fiscal years 2004, 2003 or 2002.

(4)
For Mr. Stephens and Mr. Arola, fiscal 2002 includes stock options that were granted on December 27, 2001 in connection with our Grant Program. The Grant Program allowed our employees, including executive officers and employee directors, to cancel certain options in exchange for the right to receive new options no sooner than December 22, 2001.

(5)
For Mr. Houssein, includes taxable relocation expenses of $19,084 paid by the Company in fiscal 2003.

Option Grants in Fiscal 2004

        The following table sets forth grants of stock options made during fiscal 2004 to the executive officers named in the Summary Compensation Table.

Option Grants in Fiscal 2004

Individual Grants
Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term
Percent of Total Options Granted to Employees in Fiscal 2004
Number of Securities Underlying Options Granted
Name				Exercise Price Per Share	Expiration Date
						5%	10%
Robert N. Stephens President and Chief Executive Officer	300,000 325,000	(1) (2)	6.62 7.17%	$6.30 9.31	8/4/2010 2/21/2011	$769,420 1,231,784	$1,793,075 2,870,580
Marshall L. Mohr Vice President and Chief Financial Officer	260,000 90,000	(3) (2)	5.74 1.99	7.60 9.31	7/7/2010 2/21/2011	804,430 341,109	1,874,665 794,930
Ahmet Houssein Vice President and General Manager	50,000 50,000	(1) (2)	1.10 1.10	6.30 9.31	8/4/2010 2/21/2011	128,237 189,505	298,846 441,628
Ram Jayam Vice President and General Manager	25,000 30,000	(1) (2)	0.55 0.66	6.30 9.31	8/4/2010 2/21/2011	64,118 113,703	149,423 264,977
Kenneth B. Arola Vice President, Corporate Controller	20,000 4,000	(1) (2)	0.44 0.09	6.30 9.31	8/4/2010 2/21/2011	51,295 15,160	119,538 35,330

(1)
The options become exercisable at the rate of 20.0% of the shares subject to the options immediately upon grant, with the balance becoming exercisable in equal installments at the end of each of the 16 quarters after the grant date, such that the options become fully vested after four years.

(2)
The options become exercisable at the rate of 5.0% of the shares subject to the options at the end of each of the 20 quarters after the grant date, such that the options become fully vested after five years.

(3)
The option was granted in connection with Mr. Mohr's commencement of employment with Adaptec, and becomes exercisable at the rate of 20.0% of the shares subject to the option on the first anniversary of the grant date, with the balance becoming exercisable in equal quarterly installments at the end of each of the 16 quarters after the first anniversary of the grant date, such that the option becomes fully vested after five years.

        Potential realizable values are calculated by:

  •
  Multiplying the number of shares of common stock subject to a given option by the exercise price per share of our common stock on the date of grant;

  •
  Assuming that the aggregate option exercise price derived from that calculation compounds at the annual 5% or 10% rates shown in the table for the entire seven-year term of the option; and

  •
  Subtracting from that result the aggregate option exercise price.

        The 5% and 10% assumed annual rates of stock price appreciation are required by the rules of the Securities and Exchange Commission and do not reflect our estimate or projections of future stock price growth.

        The percentage of total options granted to employees in the last fiscal year is based on options to purchase an aggregate of 4,530,400 shares of common stock granted to employees during fiscal 2004. The options shown in the table were granted under our 1999 Stock Plan. These options were granted at fair market value, are not transferable by the optionee (other than by will or the laws of descent and distribution) and will expire seven years from the date of grant. To the extent exercisable at the time of employment termination, options may be exercised for an additional three months unless termination is the result of total and permanent disability, in which case the options may be exercised within six months following termination, or unless termination is the result of death, in which case all unvested options become vested and all of the individual's outstanding options may be exercisable by the individual's estate or other successor for a period of twelve months measured from the date of death. Options are subject to earlier termination upon termination of the option holder's employment.

Option Exercises

        The following table presents the number of shares acquired and the value realized upon exercise of stock options during fiscal 2004 by the executive officers named in the Summary Compensation Table. The table includes the number of shares covered by both exercisable and unexercisable stock options as of March 31, 2004. Also reported are values of "in-the-money" options that represent the positive difference between the exercise price of the outstanding stock option and the fair market value of the shares subject to the option at fiscal year end. The fair market value is based on $8.72 per share, which was the closing price of our common stock as reported on the Nasdaq National Market on March 31, 2004, the last day of trading for fiscal 2004. These values have not been, and may never be, realized.

Aggregate Option Exercises in Fiscal 2004 and Fiscal Year-End Values

			Number of Securities Underlying Unexercised Options at Year-End		Value of Unexercised In-the-Money Options at Year-End
Name	Shares Acquired on Exercise	Value Realized
			Exercisable	Unexercisable	Exercisable	Unexercisable
Robert N. Stephens President and Chief Executive Officer	—	—	1,757,650	1,045,001	$868,346	$1,597,254
Marshall L. Mohr Vice President and Chief Financial Officer	—	—	—	350,000	$—	$312,000
Ahmet Houssein Vice President and General Manager	—	—	46,000	139,000	$117,919	$221,531
Ram Jayam Vice President and General Manager	6,250	$23,494	92,972	95,001	$72,358	$177,786
Kenneth B. Arola Vice President, Corporate Controller	—	—	138,611	56,000	$79,335	$142,225

Change in Control and Other Separation Arrangements

        Under our 1990 Stock Plan, 1999 Stock Plan and 2000 Nonstatutory Stock Option Plan, in the event of a Change in Control, any Options or Rights (as such terms are defined in these plans) outstanding upon the date of such Change in Control shall have their vesting accelerated as to an additional 25% of the shares subject to such Options or Rights as of the date of such Change in Control. In the event an optionee is Involuntarily Terminated Without Cause (as defined in these plans) within 12 months following a Change in Control, any Options or Rights outstanding upon such Change in Control that are not yet exercisable and vested on such date shall become 100% exercisable and vested.

Equity Compensation Plans Not Approved by Security Holders

        In November 2000, our board of directors adopted the 2000 Nonstatutory Stock Option Plan, referred to as the 2000 Plan, and reserved for issuance thereunder 8,000,000 shares of common stock. The 2000 Plan was not approved by our stockholders. The 2000 Plan provides for granting of stock options to our non-executive officer employees at prices equal to at least 100% of the fair market value of our common stock at the date of grant. Stock options granted under the 2000 Plan have terms not to exceed ten years and generally become fully vested and exercisable over a two to five-year period. As of March 31, 2004,

5,034,848 shares were reserved for issuance upon exercise of outstanding options and 2,811,360 shares were available for future issuance under the 2000 Plan. If the 2004 Equity Incentive Plan is approved by our stockholders, the 2000 Plan will be immediately terminated and we will not grant any future options from this plan.

Equity Compensation Plan Information

        The following table sets forth information, except as noted in the footnotes, as of March 31, 2004, about equity awards under our 2000 Nonstatutory Stock Option Plan, 1999 Stock Option Plan, 1990 Stock Option Plan, DPT Stock Option Plan, Platys Stock Option Plan, Eurologic Systems Group Ltd. Share Incentive Plan, 2000 Director Stock Option Plan, the 1990 Directors' Stock Option Plan and the 1986 Employee Stock Purchase Plan:

Equity Compensation Plan Information Table

	(a)	(b)	(c)
	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted average exercise price of outstanding options, warrants and rights	Number of securities available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Equity Compensation plans approved by security holders	14,475,756	$10.7602	9,369,690	(1)
Equity Compensation plans not approved by security holders (2)	6,179,954	$12.4102	2,811,360
Total	20,655,710	$11.2539	12,181,050

(1)
Of these shares, 6,803,276 shares remain available for purchase under our 1986 Employee Stock Purchase Plan.

(2)
Includes options to purchase 1,130,525 shares of our common stock issued under the DPT stock option plan that we assumed in connection with the acquisition of DPT in December 1999, after giving effect to the exchange ratio for such acquisition. Of these, options to purchase 74,385 shares of our common stock were outstanding at March 31, 2004, having a weighted average exercise price of $5.2848 per share. No further awards will be made under the assumed DPT stock option plan. Also includes options to purchase 2,336,037 shares of our common stock issued under the Platys stock option plan that we assumed in connection with the acquisition of Platys Communications in August 2001, after giving effect to the exchange ratio for such acquisition. Of these, options to purchase 739,219 shares of our common stock were outstanding at March 31, 2004, having a weighted average exercise price of $3.019 per share. No further awards will be made under the assumed Platys stock option plan. Also includes options to purchase 498,789 shares of our common stock issued under the Eurologic share incentive plan that we assumed in April 2003 in connection with the acquisition of Eurologic Systems Group Ltd., after giving effect to the exchange ratio for such acquisition. Of these, options to purchase 331,502 shares of our common stock were outstanding at March 31, 2004, having a weighted average exercise price of $6.6571 per share. No further awards will be made under the assumed Eurologic stock option plan.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

        The Compensation Committee currently consists of Lucie J. Fjeldstad and Victoria Cotten, neither of whom has any interlocking relationships, as defined by the Securities and Exchange Commission. Ms. Cotten is not standing for re-election as a Director and her vacancy on the Compensation Committee is expected to be filled shortly after our annual meeting.

REPORT ON EXECUTIVE COMPENSATION

        The following is the report on executive compensation. The material in this report is not "soliciting material," is not deemed filed with the Securities and Exchange Commission and is not to be incorporated by reference in any of our filings under the Securities Act of 1933 or the Securities Exchange Act of 1934, whether made before or after the date of this proxy statement and irrespective of any general incorporation language in any filings.

Overview and Philosophy

        The Compensation Committee of the board of directors regularly reviews and approves all executive officer pay plans. These include the following compensation elements: base salaries, annual incentives, stock options and various benefit plans. The Compensation Committee is composed of two independent directors, each of whom is a "non-employee director" within the meaning of Rule 16b-3 of the Securities Exchange Act and an "outside director" within the meaning of Section 162(m) of the Internal Revenue Code.

        It is the Compensation Committee's objective that our executive compensation programs be designed to:

  •
  Attract, reward and retain highly qualified and productive executives;

  •
  Motivate executives to improve our overall profitability and performance and reward the executives only when specific, measurable results have been achieved;

  •
  Tie incentive awards to the performance of our common stock through stock option grants to further reinforce the linkage between the interests of the stockholders and the executives; and

  •
  Ensure compensation levels are externally competitive and internally equitable.

        The Compensation Committee considers all elements of compensation and our compensation philosophy when determining individual components of pay. The Committee does not follow any principles in a mechanical or rigid fashion; rather, the members use their experience and judgment in determining the appropriate compensation for each executive. In addition to the experience and knowledge of the Committee and Adaptec's Human Resources staff, the Compensation Committee retains an independent compensation consultant to provide objective and expert advice in the review of our executive compensation plans. Published industry pay survey data is also reviewed and relied upon in the Compensation Committee's assessment of appropriate total compensation levels, including compensation reports for high technology industries and data from a comparable group of companies supplied or reviewed by the committee's compensation consultant. However, these companies are not necessarily the same companies that are referenced in the stock price performance graph set forth below under "Company Stock Price Performance."

        The Compensation Committee recognizes that the industry sector and geographical areas in which we operate are both intensely competitive and are continuing to undergo rapid globalization with the result that there is heightened demand for qualified, experienced executive personnel. The Compensation Committee considers it crucial that we retain and reward top-caliber executives who are essential to the attainment of our ambitious, long-term, strategic goals.

        For these reasons, the Compensation Committee believes our executive compensation arrangements must remain competitive with those offered by other companies of similar size, scope, performance levels and complexity of operations.

Annual Cash Compensation (Base Salary, Plus Performance Incentives)

        The Compensation Committee believes that annual cash compensation should be paid commensurate with attained performance to plan. For these reasons, our executive cash compensation consists of base compensation (salary) and variable incentive compensation (annual incentive).

        Base salaries for executive officers are established considering a number of factors, including the executive's experience level, individual performance, future potential and measurable contribution to our success as well as pay levels of similar positions with other comparable high technology companies. Base salary decisions are made as part of our formal annual review process. Generally, base salaries are maintained at approximately the level of the median salaries of similar, high-technology companies. The Compensation Committee exercises its judgment based on all the factors described above in making its decision. No specific formula is used in the weighting of each criterion.

        Under our Adaptec Incentive Plan (AIP), an executive's incentive performance award generally depends on three performance factors: our overall financial performance; the performance of the business unit or corporate unit/functions for which the executive is accountable; and the executive's individual performance. Our performance objectives and those of the business unit or corporate function derive from the board-approved annual business plan that includes specific financial performance targets relating to revenue and profits for the fiscal year. The AIP provides no payment until threshold revenue and earnings targets are met. Long-term strategic goals may also be incorporated for certain executives. Individual executive performance is measured against an annual incentive target that represents a percentage of base salary that the executive can earn as incentive compensation if company thresholds are met, and if the executive's performance warrants. The incentive target is set so that executives have a large percentage of their potential total cash compensation at risk. If business plans are exceeded, executives can earn additional amounts above the established target levels. The Compensation Committee annually reviews and approves specific targets, maximums, and performance criteria for each executive officer.

Long-term Incentive: Stock Options

        The Compensation Committee approves executive stock options under the 1999 Stock Plan to stimulate a long-term orientation in decisions and to provide direct linkage with stockholder interests. The Compensation Committee considers the total compensation package, options previously granted, dilution effects, industry practices and trends, the executive's accountability level, and future potential stock values when granting stock options. The Compensation Committee believes that the stock option program serves as an effective, cost-efficient and competitive long-term incentive and retention tool for our executives, as well as other employees. The stock option program takes into account the vested and unvested awards previously granted to and held by each of the executives. The exercise prices of stock options granted to executive officers are equal to the fair market value of the stock on the date of grant. The Compensation Committee believes that our stock option plan has been administered in a manner comparable to our peer group and other comparable companies in the high technology sector.

Chief Executive Officer Performance and Compensation

        In setting Mr. Stephens' base salary for the fiscal year ended March 31, 2004, the Compensation Committee considered our overall business performance for the fiscal year ended March 31, 2003, as well as our market capitalization improvement. Mr. Stephens received a cash bonus of $1,200 during the fiscal year ended March 31, 2004. This amount represents a non-performance related bonus paid to eligible employees, which included nearly all of our U.S. employees, in fiscal year 2004. All qualified exempt U.S. employees received the same bonus of $1,200.

        The Compensation Committee determines the number of shares of common stock underlying stock options granted to Mr. Stephens after analyzing stock option grants made to chief executive officers of comparable companies, retention effectiveness and the number of shares subject to vested and unvested stock options previously granted to and held by Mr. Stephens. In fiscal 2004, the Compensation Committee determined that it was appropriate to give Mr. Stephens options to purchase 625,000 shares of our common stock.

Compliance with Section 162(m) of the Internal Revenue Code

        Certain types of compensation are deductible for us under Section 162(m) of the Internal Revenue Code of 1986 only if performance criteria are specified in detail, and payments are contingent on stockholder approval of the compensation arrangement. The 1999 Stock Option Plan complies with the requirements of Section 162(m). In addition, because we did not pay cash compensation in excess of $1,000,000 to any of our executive officers during fiscal 2004, such cash compensation will be tax-deductible under Section 162(m). However, since corporate objectives may not always be consistent with the requirements for full deductibility, it is conceivable that we may enter into compensation arrangements in the future under which payments are not deductible under Section 162(m).

COMPENSATION COMMITTEE
Lucie J. Fjeldstad, Chair
Victoria Cotten

REPORT OF THE AUDIT COMMITTEE

        The following is the Report of the Audit Committee with respect to our audited financial statements for our fiscal year ended March 31, 2004. The material in this report is not "soliciting material," is not deemed filed with the Securities and Exchange Commission and is not to be incorporated by reference in any of our filings under the Securities Act of 1933 or the Securities Exchange Act of 1934, whether made before or after the date of this proxy statement and irrespective of any general incorporation language in any filings.

        The Audit Committee's purpose is, among other things, to assist the board of directors in its oversight of our financial accounting, reporting and controls. The board of directors has determined that all three members of the committee are "independent" as defined by the listing standards of The Nasdaq Stock Market. The committee operates under a charter, which was formally adopted by the board of directors in June 2000 and most recently updated in June 2002. This charter is available on our website at www.adaptec.com and is also available in Appendix B to this proxy statement.

        The Audit Committee has reviewed and discussed our consolidated financial statements with management and the independent registered public accounting firm. The Audit Committee has also discussed with the independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees. Furthermore, the Committee received the written disclosures and the letter from the independent registered public accounting firm required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees. The Committee also discussed with the independent registered public accounting firm that firm's independence and whether the provision of non-audit services by the independent registered public accounting firm is compatible with maintaining independence. Based on the review and discussions described in this report, and subject to the limitations on the role and responsibilities of the committee referred to in its charter, the Audit Committee recommended to the board of directors (and the board approved) that the audited financial statements be included in the Annual Report on Form 10-K for the fiscal year ended March 31, 2004.

AUDIT COMMITTEE
Ilene H. Lang, Chair
Robert J. Loarie
D. Scott Mercer

COMPANY STOCK PRICE PERFORMANCE

        The stock price performance graph below is required by the Securities and Exchange Commission. It shall not be deemed to be incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act or under the Securities Exchange Act, except to the extent that we specifically incorporate this information by reference. Also, it shall not otherwise be deemed soliciting material or filed under these Acts.

        The graph below compares the cumulative total stockholder return of our common stock with the cumulative total return on the Nasdaq Stock Market (U.S.) Index and the Nasdaq Computer and Data Processing Index. The graph assumes that $100 was invested in our common stock, the Nasdaq Stock Market (U.S.) Index and the Nasdaq Computer and Data Processing Index on March 31, 1999 and calculates the annual return through March 31, 2004. The stock price performance shown in the graph below is based on historical data and does not necessarily indicate future stock price performance.

COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN*
AMONG ADAPTEC, INC., THE NASDAQ STOCK MARKET (U.S.) INDEX
AND THE NASDAQ COMPUTER & DATA PROCESSING INDEX

    *
    $100 invested on 3/31/99 in stock or index-
    including reinvestment of dividends.
    Fiscal year ending March 31.

RELATED PARTY TRANSACTIONS

        Any related party transactions, excluding compensation (whether cash, equity or otherwise) which is delegated to the Compensation Committee, involving a director or executive officer of the Company must be reviewed and approved by the Audit Committee or another independent body of the board of directors.

        Other than the compensation arrangements set forth under the caption "Executive Compensation," since April 1, 2003, there has not been, nor is there currently proposed, any transaction or series of similar transactions to which we were or will be a party in which the amount involved exceeded or will exceed $60,000 and in which any director, executive officer, holder of more than 5% of our common stock or any member of his or her immediate family had or will have a direct or indirect material interest.

STOCKHOLDER NOMINATIONS AND PROPOSALS

        Our bylaws provide that only persons nominated by or at the direction of the board of directors or by a stockholder who has given timely written notice to the Secretary or Assistant Secretary of Adaptec prior to the meeting will be eligible for election as directors. In all cases, to be timely, notice must be received by us not less than forty-five (45) days prior to the date on which we first mailed proxy materials for the prior year's annual meeting; provided, however, that if our Annual Stockholders Meeting occurs on a date more than thirty (30) days earlier or later than the anniversary of our prior year's annual meeting, then our board of directors shall determine a date a reasonable period prior to our Annual Stockholders Meeting by which date the stockholders notice must be delivered and publicize such date in a filing pursuant to the Securities Exchange Act of 1934 or via press release. Such publication shall occur at least ten (10) days prior to the date set by the board of directors. In the notice, the stockholder must provide information specified in our bylaws as to each person whom the stockholder proposes to nominate for election as a director.

        Our bylaws also provide that all business that can be conducted at the meeting must be properly brought before the meeting. To be properly brought before an annual meeting, business must be: (a) as specified in the notice of meeting, or any supplement thereto, given by or at the direction of the board of directors, (b) otherwise properly brought before the meeting by or at the direction of the board of directors or (c) otherwise properly brought before the meeting by a stockholder. Business to be brought before the meeting by a stockholder shall not be considered properly brought if the stockholder has not given timely notice thereof in writing to the Secretary or Assistant Secretary of Adaptec. To be timely, a stockholder's notice must be delivered to our principal executive offices not less than forty-five (45) days prior to the date on which we first mailed proxy materials for the prior year's annual meeting; provided, however, that if our Annual Stockholders Meeting occurs on a date more than thirty (30) days earlier or later than our prior year's annual meeting, then our board of directors shall determine a date a reasonable period prior to our Annual Stockholders Meeting by which date the stockholders notice must be delivered and publicize such date in a filing pursuant to the Securities Exchange Act of 1934 or via press release. Such publication shall occur at least ten (10) days prior to the date set by the board of directors. A stockholder's notice to the Secretary or Assistant Secretary shall set forth as to each matter the stockholder proposes to bring before the annual meeting information specified in our bylaws.

DEADLINE FOR SUBMISSION OF STOCKHOLDER PROPOSALS
FOR 2005 ANNUAL STOCKHOLDER MEETING

        Stockholders are entitled to present proposals for consideration at forthcoming stockholder meetings provided that they comply with the proxy rules promulgated by the Securities and Exchange Commission and our bylaws. Stockholders wishing to present a proposal at our 2005 Annual Stockholders Meeting must submit such proposal to us by March 19, 2005 if they wish for it to be eligible for inclusion in the proxy statement and form of proxy relating to that meeting. In addition, under our bylaws, a stockholder wishing to nominate a person to our board of directors at the 2005 Annual Stockholders Meeting (but not include such nomination in the proxy statement) must submit the required information to us no later than June 1, 2005. A stockholder wishing to make a proposal with respect to any other matter (but not include such proposal in the proxy statement) at the 2005 Annual Stockholders Meeting must submit the required information to us by June 1, 2005.

COMPLIANCE UNDER SECTION 16(a)
OF THE SECURITIES EXCHANGE ACT OF 1934

        Section 16 of the Securities Exchange Act requires our directors and officers, and persons who own more than 10% of a registered class of our equity securities, to file initial reports of ownership and reports of changes in ownership with the Securities and Exchange Commission. The Securities and Exchange Commission regulations also require these persons to furnish us with a copy of all Section 16(a) forms they file. Based solely on our review of the copies of the forms furnished to us and written representations from our executive officers and directors, we believe that all Section 16(a) filing requirements were met during fiscal 2005, with the exception of one filing for Ram Jayam. Mr. Jayam was granted a stock option on February 21, 2004. An attempt to file Mr. Jayam's Form 4 was made prior to the Securities and Exchange Commission filing deadline on February 24, 2004; however a technical problem prevented Mr. Jayam's form from being filed that day. Mr. Jayam's Form 4 was filed the following morning, on February 25, 2004.

OTHER BUSINESS

        We know of no other matters to be submitted to the 2004 Annual Stockholders Meeting. If any other matters properly come before the 2004 Annual Stockholders Meeting, it is the intention of the persons named in the enclosed proxy to vote the shares they represent as the board of directors may recommend.

        Whether or not you plan to attend the meeting in person, please either cast your vote online, via telephone, or complete, date, sign and promptly return the enclosed proxy card in the enclosed postage-paid envelope before the meeting so that your shares will be represented at the meeting.

Appendix A

ADAPTEC, INC.

2004 EQUITY INCENTIVE PLAN

        1.     Purposes of the Plan.    The purposes of this Adaptec, Inc. 2004 Equity Incentive Plan (the "Plan") are to attract and retain the best available personnel, to compete effectively for the best personnel, and to promote the success of the Company's business by motivating Employees, Directors and consultants to superior performance. Awards granted under the Plan may be Nonstatutory Stock Options, Incentive Stock Options, Stock Appreciation Rights, Restricted Stock, Stock Awards or Restricted Stock Units, as determined by the Administrator at the time of grant.

        2.     Definitions.    As used herein, the following definitions shall apply:

          (a)   "Administrator" means the Board or any of its delegates, including committees, administering the Plan, in accordance with Section 4 of the Plan.

          (b)   "Affiliate" means any corporation, partnership or joint venture or other entity in which the Company (or a successor in interest of the Company) holds an equity, profits or voting interest of twenty (20%) percent or more.

          (c)   "Applicable Laws" means the requirements relating to the administration of equity compensation plans under U.S. state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws of any foreign country or jurisdiction where Awards are, or will be, granted under the Plan.

          (d)   "Award" means, individually or collectively, a grant under the Plan of NSOs, ISOs, SARs, Restricted Stock, Stock Awards or RSUs.

          (e)   "Award Documentation" means any written agreement or documentation published by the Company setting forth the terms and provisions applicable to each Award granted under the Plan. Any Award Documentation is subject to the terms and conditions of the Plan.

          (f)    "Awarded Stock" means the Common Stock subject to an Award.

          (g)   "Board" means the Board of Directors of the Company.

          (h)   "Change of Control" means any of the following events, unless otherwise defined in Award Documentation or a Participant's employment agreement:

              (i)  any "person" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) (other than the Company, a Subsidiary or a Company employee benefit plan, including any trustee of such plan acting as trustee) is or becomes the beneficial owner (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing fifty percent (50%) or more of either the then outstanding shares of the Common Stock of the Company or the combined voting power of the Company's then outstanding securities;

             (ii)  a change in the composition of the Board occurring within a two-year period, as a result of which fewer than a majority of the Directors are Incumbent Directors. "Incumbent Directors" shall mean Directors who either (I) are Directors as of the date hereof, or (II) are elected, or nominated for election, to the Board with the affirmative votes of at least a majority of the Incumbent Directors at the time of such election or nomination (but shall not include an individual whose election or nomination is in connection with an actual or threatened proxy contest relating to the election of directors to the Company);

            (iii)  the consummation of a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) at least fifty percent (50%) of the then outstanding shares of the Common Stock of the Company and the combined voting power of the Company's then outstanding securities; or

            (iv)  the consummation of the sale or disposition by the Company of all or substantially all the Company's assets.

          (i)    "Code" means the Internal Revenue Code of 1986, as amended.

          (j)    "Committee" means a committee of directors appointed by the Board in accordance with Section 4 of the Plan.

          (k)   "Common Stock" means the common stock of the Company.

          (l)    "Company" means Adaptec, Inc., a Delaware corporation.

          (m)  "Director" means a member of the Board of Directors of the Company.

          (n)   "Disability" means total and permanent disability as defined in Section 22(e)(3) of the Code.

          (o)   "Employee" means any person, including Officers and Directors, who is an employee of the Company or any Affiliate or Parent. An Employee shall not cease to be treated as an Employee in the case of (i) any leave of absence approved by the Company or (ii) transfers between locations of the Company or between the Company, any Affiliate, any Parent or any successor corporation. Neither service as a Director nor payment of a director's fee by the Company or any Affiliate or Parent shall be sufficient to constitute status as an Employee.

          (p)   "Exchange Act" means the Securities Exchange Act of 1934, as amended.

          (q)   "Fair Market Value" means, as of any date, the value of Common Stock determined as follows:

              (i)  If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the National Market System of the National Association of Securities Dealers, Inc. Automated Quotation ("NASDAQ") System, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system for the last market trading day prior to the time of determination or, in the case of a Withholding Election under Section 6(e) on the day of the determination, as reported in such source as the Administrator deems reliable;

             (ii)  If the Common Stock is regularly quoted on the NASDAQ System (but not the National Market System thereof) or regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of a Share of Common Stock shall be the mean between the high bid and low asked prices for the Common Stock on the last market trading day prior to the day of determination or, in the case of a Withholding Election under Section 6(e) on the day or the determination, as reported in such source as the Administrator deems reliable; or

            (iii)  In the absence of an established market for the Common Stock, the Fair Market Value shall be determined in good faith by the Administrator.

          (r)   "Incentive Stock Option" means an option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

          (s)   "Nonstatutory Stock Option" means an Option not intended to qualify as an Incentive Stock Option.

          (t)    "Notice of Grant" means a written or electronic notice evidencing certain terms and conditions of an individual Award. The Notice of Grant is part of the Award Documentation.

          (u)   "Officer" means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

          (v)   "Option" means an NSO or ISO granted pursuant to Section 8 of the Plan.

          (w)  "Option Agreement" means an agreement between the Company and a Participant evidencing the terms and conditions of an individual Option grant. The Option Agreement is subject to the terms and conditions of the Plan.

          (x)   "Parent" means a "parent corporation," whether now or hereafter existing, as defined in Section 424(e) of the Code.

          (y)   "Participant" means the holder of an outstanding Award granted under the Plan.

          (z)   "Performance Goals" means the goal(s) (or combined goal(s)) determined by the Administrator (in its discretion) to be applicable to a Participant with respect to an Award. As determined by the Administrator, the Performance Goals applicable to an Award may provide for a targeted level or levels of achievement relating to annual revenue, cash position, earnings per share, operating cash flow, market share, new product releases, net income, operating income, return on assets, return on equity, return on investment, other financial measures or any other performance related goal that the Administrator deems appropriate. The Performance Goals may differ from Participant to Participant and from Award to Award.

          (aa)     "Plan" means this Adaptec, Inc. 2004 Equity Incentive Plan.

          (bb)     "Restricted Stock" means shares of Common Stock granted pursuant to Section 10 of the Plan that are subject to vesting based on continuing as a Service Provider and/or based on satisfaction of Performance Goals.

          (cc)     "Restricted Stock Unit" or "RSU" means an Award, granted pursuant to Section 11 of the Plan.

          (dd)     "Stock Appreciation Right" or "SAR" means an Award granted, either alone or in connection with a related Option, pursuant to Section 9 of the Plan.

          (ee)     "Service Provider" means an Employee, Director or consultant.

          (ff)      "Share" means each share of Common Stock reserved under the Plan or subject to an Award, and as adjusted in accordance with Section 13(a) of the Plan.

          (gg)     "Stock Award" means shares of Common Stock granted pursuant to Section 10 of the Plan.

          (hh)     "Subsidiary" means a "subsidiary corporation," whether now or hereafter existing, as defined in Section 424(f) of the Code.

        3.     Stock Subject to the Plan.

          (a)   Reserve.    Subject to the provisions of Section 13(a) of the Plan, the maximum aggregate number of Shares that may be issued under the Plan is 10,000,000 Shares (adjusted in proportion to any adjustments under Section 13(a) of the Plan) plus (i) the number of shares of Common Stock reserved under the Company's 1999 Stock Option Plan and 2000 Nonstatutory Stock Option Plan (the "Prior Plans") that are not subject to outstanding awards under the Prior Plans on the date this Plan is first approved by the Company's stockholders, and (ii) the number of shares of Common Stock that are released from, or reacquired by the Company from, awards outstanding under the Prior Plans on the date this Plan is first approved by the Company's stockholders. Shares reserved under this Plan that correspond to shares of common stock covered by part (ii) of the immediately preceding sentence shall not be available for grant and issuance pursuant to this Plan except as such shares of Common Stock cease to be subject to such outstanding awards, or are repurchased at the original issue price by the Company, or are forfeited; provided, however, that in no event shall more than 5,000,000 of the Shares (adjusted in proportion to any adjustments under Section 13(a) of the Plan) issuable under the Plan be granted pursuant to Awards with an exercise price or purchase price that is less than 100% of Fair Market Value on the date of grant. The Shares may be authorized, but unissued, or reacquired Common Stock. In no event shall the total number of Shares issued as ISOs exceed 35,000,000 Shares (adjusted in proportion to any adjustments under Section 13(a) of the Plan).

          (b)   Reissuance.    If Shares are: (i) subject to an Award that terminates without such Shares being issued, or (ii) issued pursuant to an Award, but are repurchased at the original issue price by the Company, or (iii) forfeited; then such Shares will again be available for grant and issuance under this Plan. At all times the Company will reserve and keep available the number of Shares necessary to satisfy the requirements of all Awards then vested and outstanding under this Plan. To the extent an Award under the Plan is paid out in cash rather than stock at the discretion of the Administrator, such cash payment shall not result in reducing the number of Shares available for issuance under the Plan.

        4.     Administration of the Plan.

          (a)   Powers of the Administrator.    Subject to the provisions of the Plan, including, without limitation Section 15, and in the case of a Board delegate, subject to the specific duties delegated by the Board to such Board delegate, the Administrator shall have the authority, in its discretion:

              (i)  to determine the Fair Market Value as defined above;

             (ii)  to select the Service Providers to whom Awards may be granted hereunder;

            (iii)  to determine the number of shares of Common Stock to be covered by each Award granted hereunder;

            (iv)  to approve forms of agreement and documentation for use under the Plan;

             (v)  to determine the terms and conditions, not inconsistent with the terms of the Plan, of any Award granted hereunder. Such terms and conditions include, but are not limited to, the exercise price, the time or times when Options or SARs may be exercised (which may be based on performance criteria), transferability, any vesting acceleration or waiver of forfeiture or repurchase restrictions, and any restriction or limitation regarding any Award or the shares of Common Stock relating thereto, based in each case on such factors as the Administrator, in its sole discretion, shall determine;

            (vi)  to construe and interpret the terms of the Plan and awards granted pursuant to the Plan;

           (vii)  to prescribe, amend and rescind rules and regulations relating to the Plan, including rules and regulations relating to sub-plans established for the purpose of qualifying for preferred tax treatment under foreign tax laws;

          (viii)  to modify or amend each Award (subject to Section 15 of the Plan), including the discretionary authority to extend the post-termination exercisability period of Options or SARs longer than is otherwise provided for in the Plan;

            (ix)  to allow Participants to satisfy withholding tax obligations by electing to have the Company withhold from the Shares or cash to be issued upon exercise or vesting of an Award that number of Shares or cash having a Fair Market Value equal to the amount required to be withheld. The Fair Market Value of any Shares to be withheld shall be determined on the date that the amount of tax to be withheld is to be determined. All elections by a Participant to have

    Shares or cash withheld for this purpose shall be made in such form and under such conditions as the Administrator may deem necessary or advisable;

             (x)  to authorize any person to execute on behalf of the Company any instrument required to effect the grant of an Award previously granted by the Administrator;

            (xi)  to make all other determinations deemed necessary or advisable for administering the Plan.

          (b)   Effect of Administrator's Decision.    The Administrator's decisions, determinations and interpretations shall be final and binding on all Participants.

        5.     Eligibility.    Nonstatutory Stock Options, Restricted Stock, Stock Awards, Restricted Stock Units and Stock Appreciation Rights may be granted to Service Providers. Incentive Stock Options may only be granted to Employees. Non-Employee Directors shall not be eligible for the benefits of the Plan.

        6.     Limitations on Awards.

          (a)   No Rights as a Service Provider.    Neither the Plan nor any Award shall confer upon a Participant any right with respect to continuing such Participant's relationship as a Service Provider, nor shall they interfere in any way with the right of the Participant or the right of the Company or any Affiliate or Parent to terminate such relationship at any time, with or without cause, or to adjust the compensation of any Participant.

          (b)   Exercise; Rights as a Stockholder; Effect of Exercise.

              (i)  Any Award granted hereunder shall be exercisable or vest according to the terms of the Plan and at such times and under such conditions as determined by the Administrator and set forth in the Award Documentation, including, without limitation, Participant's continuous status as a Service Provider and/or Participant's satisfaction of Performance Goals. An Award may not be exercised for a fraction of a Share. An Award shall be deemed exercised when the Company receives written or electronic notice of exercise (in accordance with the Award Documentation) from the person entitled to exercise the Award. The Participant must remit to the Company full payment for the Shares with respect to which the Award is exercised. Full payment may consist of any consideration and method of payment authorized by the Administrator and permitted by the Award Documentation and the Plan. Shares issued upon exercise of an Award shall be issued in the name of the Participant or, if requested by the Participant, in the name of the Participant and Participant's spouse, or after the death of the Participant in the name of the Participant's beneficiaries or heirs or as directed by the executor of Participant's estate under applicable law.

             (ii)  Until the Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Awarded Stock, notwithstanding the exercise of the Award. The Company shall issue (or cause to be issued) such Shares promptly after the Award is exercised or vests. No adjustment of an Award will be made for a dividend or other right for which the record date is prior to the date the Shares are issued, except as provided in Section 13(a) of the Plan or specified in any Award Documentation.

            (iii)  Exercising an Award in any manner that results in the issuance of Shares shall decrease the number of Shares thereafter available, both for purposes of the Plan and for issuance under the Award, by the number of Shares as to which the Award is exercised.

          (c)   162(m) Limitations.    In any calendar year, no Service Provider shall be granted Awards covering in the aggregate more than 2,000,000 Shares; provided, however, that in the first twelve (12) months following the commencement of a Service Provider's service with the Company or an Affiliate or Parent, such Service Provider may be granted Awards covering in the aggregate up to

  3,000,000 Shares. These foregoing limitations shall be adjusted proportionately in connection with any change in the Company's capitalization as described in Section 13(a). If an Award is cancelled in the same fiscal year of the Company in which it was granted (other than in connection with a transaction described in Section 13(b), the cancelled Award will be counted against the limits set forth in this Section 6(c).

          (d)   Tax Withholding.

              (i)  Where, in the opinion of counsel to the Company, the Company has or will have an obligation to withhold foreign, federal, state or local taxes relating to the exercise of any Award, the Administrator may in its discretion require that such tax obligation be satisfied in a manner satisfactory to the Company. With respect to the exercise of an Award, the Company may require the payment of such taxes before Shares deliverable pursuant to such exercise are transferred to the holder of the Award.

             (ii)  With respect to the exercise of an Award, a Participant may elect (a "Withholding Election") to pay the minimum statutory withholding tax obligation by the withholding of Shares from the total number of Shares deliverable pursuant to the exercise of such Award, or by delivering to the Company a sufficient number of previously acquired shares of Common Stock, and may elect to have additional taxes paid by the delivery of previously acquired shares of Common Stock, in each case in accordance with rules and procedures established by the Administrator. Previously owned shares of Common Stock delivered in payment for such additional taxes must have been owned for at least six months prior to the delivery or must not have been acquired directly or indirectly from the Company and may be subject to such other conditions as the Administrator may require. The value of each Share withheld, or share of Common Stock delivered, shall be the Fair Market Value per share of Common Stock on the date the Award becomes taxable. All Withholding Elections are subject to the approval of the Administrator must be made in compliance with rules and procedures established by the Administrator.

        7.     Term of Plan.    The Plan shall become effective upon its adoption by the Board (the "Effective Date"), subject to stockholder approval. It shall continue in effect for a term of ten (10) years unless terminated earlier under Section 15 of the Plan.

        8.     Options.

          (a)   Term of Options.    The term of each Option shall be not greater than seven (7) years from the date it was granted, and in no event shall the term of any ISO granted to an Employee who at the time of such grant owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company, or of any Subsidiary or Parent, be longer than five (5) years from the date the ISO was granted.

          (b)   Exercise Price.    The per share exercise price for the Shares to be issued pursuant to exercise of an Option shall be determined by the Administrator, subject to the following:

              (i)  In the case of an ISO granted to any Employee who at the time the ISO is granted owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or of any Subsidiary or Parent, the per Share exercise price shall be no less than 110% of the Fair Market Value per Share on the date of grant.

             (ii)  In the case of an ISO granted to any Employee other than an Employee described in subsection (i) immediately above, the per Share price shall be no less than 100% of the Fair Market Value per Share on the date of the grant.

            (iii)  In the case of a NSO, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant; however, subject to the overall limitation on the number of below fair market value Awards, Shares may be granted at 85% of Fair Market Value on the date of grant, so long as the discount is granted in lieu of some portion of salary or cash bonus.

            (iv)  The exercise price for the Shares to be issued pursuant to an already granted Option may not be changed without the consent of the Company's stockholders. This shall include, without limitation, a repricing of the Option as well as an option exchange program whereby the Participant agrees to cancel an existing Option in exchange for an Option, SAR or other Award.

          (c)   Form of Consideration.    The Administrator shall determine the acceptable form of consideration for exercising an Option, including the method of payment. In the case of an Incentive Stock Option, the Administrator shall determine the acceptable form of consideration at the time of grant. Such consideration, to the extent permitted by Applicable Laws, may consist entirely of:

              (i)  check;

             (ii)  other Shares which (A) in the case of Shares acquired upon exercise of an Option, have been owned by the Participant for more than six months on the date of surrender, and (B) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised;

            (iii)  broker assisted cashless exercise;

            (iv)  any combination of the foregoing methods of payment; or

             (v)  such other consideration and method of payment for the issuance of Shares to the extent permitted by Applicable Laws.

          (d)   Termination of Relationship as Service Provider.    When a Participant's status as a Service Provider terminates, other than from death or Disability, the Participant's Option may be exercised within the period of time specified in the Option Agreement to the extent that the Option is vested on the date of termination or such longer period of time determined by the Administrator (which may so specify after the date of the termination but before expiration of the Option) not to exceed five (5) years (but in no event later than the expiration of the term of such Option as set forth in the Option Agreement). In the absence of a specified period of time in the Plan or the Option Agreement, the Option shall remain exercisable for three (3) months following the date Participant ceased to be a Service Provider.

          (e)   Death or Disability of Participant.    If a Participant's status as a Service Provider terminates as a result of the Participant's Disability, then the Participant or the Participant's estate, shall have the right for a period of six (6) months following the date of termination of status as a Service Provider for Disability, or for such other period as the Administrator may fix, to exercise the Option to the extent the Participant was entitled to exercise such Option on the date of termination of status as a Service Provider for Disability, or to such extent as may otherwise be specified by the Administrator (which may so specify after the date of Disability but before expiration of the Option), provided the actual date of exercise is in no event after the expiration of the term of the Option. If a Participant's status as a Service Provider terminates as a result of the Participant's death, then the Option held by the Participant shall become vested and exercisable in full as of the date of such Participant's death and the Participant's estate shall have the right for a period of twelve (12) months following the date of death, or for such other period as the Administrator may fix, to exercise the Option.

          (f)    ISO Rules.    The Option Agreement for each ISO shall contain a statement that the Option it documents is an ISO. However, notwithstanding such designation, to the extent that the aggregate Fair Market Value of the Shares with respect to which all ISOs held by a Participant are exercisable for the first time by such Participant during any calendar year exceeds $100,000, such excess Shares shall be treated as Shares subject to an NSO. For purposes of this Section 8(f), ISOs shall be taken into account in the order in which they were granted. The Fair Market Value of the Shares subject to an ISO shall be determined as of the time the ISO with respect to such Shares is granted.

          (g)   Buyout Provisions.    The Administrator may at any time offer to buy out for a payment in cash or Shares an Option previously granted based on such terms and conditions as the Administrator shall establish and communicate to the Participant at the time that such offer is made.

        9.     Stock Appreciation Rights.

          (a)   Grant of SARs.    Subject to the terms and conditions of the Plan, SARs may be granted to Service Providers at any time and from time to time as shall be determined by the Administrator, in its sole discretion. The Administrator shall have complete discretion to determine the number of SARs granted to any Participant.

          (b)   Exercise Price and other Terms.    Subject to the provisions of the Plan (including this subsection 9(b)), the Administrator shall have complete discretion to determine the terms and conditions (including but not limited to the exercise price, the term and the conditions of exercise) of SARs. Such terms and conditions shall be set forth in an Award Documentation evidencing the SAR grant (a "SAR Agreement"). Notwithstanding the foregoing, a SAR shall not have a term of more than seven (7) years from the date of grant, and the per Share exercise price of a SAR shall be no less than 100% of the Fair Market Value per Share on the date of grant. The exercise price for the Shares or cash to be issued pursuant to an already granted SAR may not be changed without the consent of the Company's stockholders. This shall include, without limitation, a repricing of the SAR as well as a SAR exchange program whereby the Participant agrees to cancel an existing SAR in exchange for an Option, SAR or other Award.

          (c)   Payment of SAR Amount.    Upon exercise of a SAR, a Participant shall be entitled to receive payment from the Company in an amount determined by multiplying: (i) the difference between the Fair Market Value of a Share on the date of exercise over the exercise price; times (ii) the number of Shares with respect to which the SAR is exercised. At the discretion of the Administrator, payment for a SAR may be in cash, Shares or a combination thereof.

          (d)   Termination of Relationship as Service Provider.    When a Participant's status as a Service Provider terminates, other than from death or Disability, the Participant's SAR may be exercised within the period of time specified in the SAR Agreement to the extent that the SAR is vested on the date of termination or such longer period of time determined by the Administrator (which may so specify after the date of the termination but before expiration of the SAR) not to exceed five (5) years (but in no event later than the expiration of the term of such SAR as set forth in the SAR Agreement). In the absence of a specified period of time in the Plan or the SAR Agreement, the SAR shall remain exercisable for three (3) months following the date Participant ceased to be a Service Provider.

          (e)   Death or Disability of Participant.    If a Participant's status as a Service Provider terminates as a result of the Participant's Disability, then the Participant or the Participant's estate, shall have the right for a period of six (6) months following the date of termination of status as a Service Provider for Disability, or for such other period as the Administrator may fix, to exercise the SAR to the extent the Participant was entitled to exercise such SAR on the date of termination of status as a Service Provider for Disability, or to such extent as may otherwise be specified by the Administrator (which may so specify after the date of Disability but before expiration of the SAR), provided the actual date of exercise is in no event after the expiration of the term of the SAR. If a Participant's status as a Service Provider terminates as a result of the Participant's death, then the SAR held by the Participant shall become vested and exercisable in full and the Participant's estate shall have the right for a period of twelve (12) months following the date of death or for such other period as the Administrator may fix, to exercise the SAR.

          (f)    Buyout Provisions.    The Administrator may at any time offer to buy out for a payment in cash or Shares a SAR previously granted based on such terms and conditions as the Administrator shall establish and communicate to the Participant at the time that such offer is made.

        10.   Restricted Stock or Stock Awards.

          (a)   Grant of Restricted Stock.    Subject to the terms and conditions of the Plan, Restricted Stock or Stock Awards may be granted to Service Providers at any time and from time to time as shall be determined by the Administrator, in its sole discretion. The Administrator shall have complete discretion to determine (i) the number of Shares subject to a Restricted Stock award or a Stock Award granted to any Participant, and (ii) the conditions that must be satisfied, the vesting of which typically will be based on continued provision of services and/or satisfaction of Performance Goals. Restricted Stock may not vest for at least one year from the date of grant. Once the Shares are issued, voting, dividend and other rights as a stockholder shall exist with respect to Restricted Stock or Stock Awards.

          (b)   Other Terms.    Subject to the provisions of the Plan, the Administrator shall have complete discretion to determine the terms and conditions, including the purchase price (provided it is at least $0.001 per Share of Restricted Stock or Stock Award to be issued to the extent required by Delaware law), of Awards of Restricted Stock. Such terms and conditions shall be set forth in the Award Documentation evidencing the Restricted Stock or Stock Award grant (the "Stock Award Documentation"). Any certificates representing the Restricted Stock or Stock Award shall bear such legends as shall be determined by the Administrator.

        11.   Restricted Stock Units.

          (a)   Grant of Restricted Stock Units.    Subject to the terms and conditions of the Plan, RSUs may be granted to Service Providers at any time and from time to time as shall be determined by the Administrator, in its sole discretion. The Administrator shall have complete discretion to determine (i) the number of Shares subject to each RSUs award, and (ii) the conditions that must be satisfied, the vesting of which typically will be based on continued provision of services and/or satisfaction of Performance Goals. Any RSUs award may not vest for one year from the date of grant. RSUs shall be denominated in units with each unit equivalent to one Share for purposes of determining the number of Shares subject to any RSUs award. Until the Shares are issued, no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to RSUs.

          (b)   Other Terms.    Subject to the provisions of the Plan, the Administrator shall have complete discretion to determine the terms and conditions, including the purchase price (provided it is at least $0.001 per Share issued to the extent required by Delaware law), of Awards of RSUs. Such terms and conditions shall be set forth in an Award Documentation evidencing the RSU grant (a "Restricted Stock Units Agreement"). A Restricted Stock Units Agreement may provide for dividend equivalent units.

          (c)   Settlement.    Settlement of vested RSUs may be made in the form of: (i) cash, (ii) Shares or (iii) any combination, as determined by the Administrator and may be settled in a lump sum or in installments. Distribution to a Participant of an amount (or amounts) from settlement of vested RSUs may be deferred to a date after settlement as determined by the Administrator.

        12.   Non-Transferability of Awards.    Unless determined otherwise by the Administrator, an Award may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the recipient, only by the recipient. If the Administrator makes an Award transferable, the Award Documentation for such Award shall contain such additional terms and conditions as the Administrator deems appropriate.

        13.   Adjustments Upon Changes in Capitalization, Dissolution, Merger or Asset Sale.

          (a)   Changes in Capitalization.    Subject to any required action by the stockholders of the Company, each of (i) the number of shares of Common Stock covered by each outstanding Award, (ii) the number of shares of Common Stock which have been authorized for issuance under the Plan but as to which no Awards have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Award, in each case as set forth in Section 3, (iii) the price per share of Common Stock covered by each such outstanding Award, and (iv) the share issuance limits under Section 3(a) and Section 6(c), shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company (including, without limitation, a spin-off or split-up); provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Compensation Committee of the Board, whose determination in that respect shall be final, binding and conclusive. In making such adjustment, fractions of a Share will not be issued but will either be replaced by a cash payment equal to the Fair Market Value of such fraction of a Share or will be rounded up to the nearest whole Share, as determined by the Compensation Committee of the Board. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Award.

          (b)   Dissolution or Liquidation.    In the event of the proposed dissolution or liquidation of the Company, the Administrator shall notify each Participant as soon as practicable prior to the effective date of such proposed transaction. The Administrator in its discretion may provide for a Participant to have the right to exercise his or her Award prior to such transaction as to all or any part of the Awarded Stock covered thereby, including Shares as to which the Award would not otherwise be exercisable. In addition, the Administrator may provide that any Company repurchase option or forfeiture rights applicable to any Award shall lapse 100%, and that any Award vesting shall accelerate 100%, provided the proposed dissolution or liquidation takes place at the time and in the manner contemplated. To the extent it has not been previously exercised or vested an Award will terminate immediately prior to the consummation of such proposed action.

          (c)   Merger or Asset Sale.

              (i)  Stock Options and SARs.    In the event of a merger of the Company with or into another corporation, or the sale of substantially all of the assets of the Company, each outstanding Option and SAR shall be assumed or an equivalent option or SAR substituted by the successor corporation or related corporation. In the event that the successor corporation refuses to assume or substitute for the Option or SAR, the Participant shall fully vest in and have the right to exercise the Option or SAR as to all of the Awarded Stock, including Shares as to which it would not otherwise be vested or exercisable. If an Option or SAR becomes fully vested and exercisable in lieu of assumption or substitution in the event of a merger or sale of assets, the Administrator shall notify the Participant in writing or electronically that the Option or SAR shall be fully vested and exercisable for a period determined by the Administrator from the date of such notice, and the Option or SAR shall terminate upon the expiration of such period. For the purposes of this subsection, the Option or SAR shall be considered assumed if, following the merger or sale of assets, the Option or SAR confers the right to purchase or receive, for each Share of Awarded Stock subject to the Option or SAR immediately prior to the merger or sale of assets, the consideration (whether stock, cash, or other securities or property) received in the merger or sale of assets by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the merger or sale of assets is not solely common stock of the successor corporation or related corporation, the Administrator may, with the consent of the successor corporation and the Participant, provide for the consideration to be received upon the exercise of the Option or SAR, for each Share of Awarded Stock subject to the Option or SAR, to be solely common stock of the successor corporation or related corporation equal in fair market value to the per share consideration received by holders of Common Stock in the merger or sale of assets.

             (ii)  Restricted Stock and Restricted Stock Units.    In the event of a merger of the Company with or into another corporation, or the sale of substantially all of the assets of the Company, repurchase rights on Shares of Restricted Stock, or any consideration into which such Shares of Restricted Stock are converted as part of such merger or sale, may be assigned to the successor corporation or related corporation, and each outstanding RSU award shall be assumed or an equivalent award substituted by the successor corporation or related corporation of the successor corporation. If the successor corporation refuses to assume or substitute for such Awards, then Participants shall fully vest in such Awards. If RSUs become fully vested and exercisable in lieu of assumption or substitution in the event of a merger or sale of assets, the Administrator shall notify Participants in writing or electronically that their RSUs shall be fully vested and exercisable for a period determined by the Administrator from the date of such notice, and such RSUs shall terminate upon the expiration of such period. RSUs shall be considered assumed if, following the merger or sale of assets, such RSUs confer the right to purchase or receive, for each Share subject to such RSUs immediately prior to the merger or sale of assets, the consideration (whether stock, cash, or other securities or property) received in the merger or sale of assets by holders of Common Stock for each share of Common Stock held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares of Common Stock); provided, however, that if such consideration received in the merger or sale of assets is not solely common stock of the successor corporation or related corporation, then the Administrator may, with the consent of the successor corporation and the Participant, provide for the consideration to be received, for each Share subject to such RSUs, to be solely in the form of common stock of the successor corporation or related corporation equal in fair market value to the per share consideration received by holders of Common Stock in the merger or sale of assets.

          (d)   Change of Control.    Unless otherwise provided in a Participant's agreement for services as an Employee of the Company, in the event of a Change of Control, any Award outstanding upon the date of such Change of Control that is not yet exercisable or vested, as applicable, on such date shall have its exercisability and vesting, as applicable, accelerated as to an additional twenty-five percent (25%) of the Shares subject to any such Award as of the date of such Change of Control, and any remaining unvested portion of any such Award shall thereafter continue to otherwise vest (subject to (i) the Participant's remaining a Service Provider and (ii) accelerated vesting as provided for in this Section 13(d)) at the same rate and as to the same number of Shares per vesting period as immediately prior to the Change of Control. For example, if a Participant holds an Option that is fifty percent (50%) vested immediately prior to the date of a Change of Control, which Option ordinarily vests so as to be one hundred percent (100%) vested four years after the date of grant (subject to the Participant's remaining a Service Provider), the Option would become seventy-five percent (75%) vested upon the date of the Change of Control and would resume vesting (subject to (i) the Participant's remaining a Service Provider and (ii) accelerated vesting as provided for in this Section 13(d)) so as to be one hundred percent (100%) vested three years following the date of grant. Additionally, if, within one year after a Change of Control has occurred, a Employee Participant's status as an Employee is terminated by the Company (including for this purpose any successor to the Company due to such Change of Control and any employer that is an Affiliate of such successor) for any reason, then all Awards held by such Participant shall become fully vested for exercise upon the date of termination of such status, irrespective of the vesting provisions of such Participant's applicable Award Documentation.

        14.   Date of Grant.    The date of grant of an Award shall be, for all purposes, the date on which the Administrator makes the determination granting such Award, or such other later date as is determined by the Administrator. Notice of the determination shall be provided to each recipient within a reasonable time after the date of such grant.

        15.   Amendment and Termination of the Plan.

          (a)   Amendment and Termination.    The Board may at any time amend, alter, suspend or terminate the Plan.

          (b)   Stockholder Approval.    The Company shall obtain stockholder approval of any Plan amendment to the extent necessary and desirable to comply with Applicable Laws.

          (c)   Effect of Amendment or Termination.    No amendment, alteration, suspension or termination of the Plan shall impair the rights of any Participant, unless mutually agreed otherwise between the Participant and the Administrator, which agreement must be in writing and signed by the Participant and the Company. Termination of the Plan shall not affect the Administrator's ability to exercise the powers granted to it hereunder with respect to Awards granted under the Plan prior to the date of such termination.

        16.   Conditions Upon Issuance of Shares.    Shares shall not be issued pursuant to the exercise of an Award unless the exercise of the Award or the issuance and delivery of such Shares (or with respect to Restricted Stock Units or SARs, the cash equivalent thereof) shall comply with Applicable Laws and shall be further subject to the approval of counsel for the Company with respect to such compliance. Notwithstanding any other provision in this Plan, the Company will have no obligation to issue or deliver certificates for Shares under this Plan prior to: (a) obtaining any approvals from governmental agencies that the Company determines are necessary or advisable; and/or (b) completion of any registration or other qualification of such Shares under Applicable Laws. The Company will be under no obligation to register the Shares with the United States Securities and Exchange Commission or to effect compliance with the registration, qualification or listing requirements of any state securities laws, stock exchange or automated quotation system, and the Company will have no liability for any inability or failure to do so.

        17.   Inability to Obtain Authority.    The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder (or with respect to Restricted Stock Units or SARs, the cash equivalent thereof), shall relieve the Company of any liability in respect of the failure to issue or sell such Shares (or with respect to Restricted Stock Units or SARs, the cash equivalent thereof) as to which such requisite authority shall not have been obtained.

        18.   Stockholder Approval.    This Plan shall be subject to approval by the stockholders of the Company within twelve (12) months after the date of adoption by the Board. Such stockholder approval shall be obtained in the manner and to the degree required under Applicable Laws.

Appendix B

Charter for the Audit Committee
March 22, 2004

PURPOSE:

        The purpose of the Audit Committee of the board of directors of Adaptec, Inc. (the "Company") shall be:

  •
  to provide oversight and monitoring of Company management and the independent auditors and their activities with respect to the Company's financial reporting process and systems of internal control;

  •
  to provide the Company's board of directors with the results of its monitoring and recommendations derived therefrom;

  •
  to appoint independent auditors to audit the Company's financial statements and review and evaluate the qualifications, independence and performance of the auditors;

  •
  to provide to the board of directors such additional information and materials as it may deem necessary to make the board of directors aware of significant financial matters that require the attention of the board of directors; and

  •
  to serve as the "qualified legal compliance committee" of the Company within the meaning of Part 205 of Charter II of Title 17 of the Federal Register ("Part 205") (in such capacity, the "QLCC").

        The Audit Committee will fulfill these functions primarily by carrying out those specific duties and responsibilities listed below, and such other duties as the board of directors may from time to time prescribe. In so doing, the Audit Committee will maintain free and open communication between the independent auditors, the Company's management and the board of directors. In order to fulfill these responsibilities, the Audit Committee shall have unrestricted access to Company personnel and documents, shall have authority to direct and supervise an investigation into any matters within the scope of its duties, and shall have authority to retain such outside counsel, experts and other advisors as it determines to be necessary to carry out its responsibilities. The Company shall provide appropriate funding to the Audit Committee, as determined by the Audit Committee in its capacity as a committee of the board of directors, for payment of compensation to (i) the Company's independent auditors for the purpose of rendering or issuing an audit report and (ii) to any outside advisors employed by the Audit Committee pursuant to this charter.

        The Audit Committee relies on the expertise and knowledge of management and the independent auditor in carrying out its oversight responsibilities. Management of the Company is responsible for complete and accurate preparation of the Company's financial statements in accordance with generally accepted accounting principles. The independent auditor is responsible for auditing the Company's financial statements. It is not the duty of the Audit Committee to plan or conduct audits, to determine that the financial statements are complete and accurate and are in accordance with generally accepted accounting principles or to assure compliance with laws and regulations or the Company's policies and procedures.

COMPOSITION OF AUDIT COMMITTEE:

        The Audit Committee members will be appointed by, and will serve at the discretion of, the board of directors.

  1.
  The Audit Committee will consist of at least three members of the board of directors;

  2.
  Each member will be an independent director, in accordance with the Securities Exchange Act and the Nasdaq National Market Audit Committee requirements;

  3.
  Each member will be able to read and understand fundamental financial statements, in accordance with the Nasdaq National Market Audit Committee requirements; and

  4.
  At least one member will have past employment experience in finance or accounting, requisite professional certification in accounting, or other comparable experience or background, including a current or past position as chief executive or financial officer or other senior officer with financial oversight responsibilities, in accordance with the Nasdaq National Market Audit Committee requirements.

RESPONSIBILITIES:

        The following shall be the principal recurring duties of the Audit Committee in carrying out its oversight responsibilities. These duties are set forth as a guide with the understanding that the Audit Committee may supplement them as appropriate and may establish policies and procedures from time to time that it deems necessary or advisable in fulfilling its responsibilities under this charter, the Company's By-laws and governing law. The Audit Committee's responsibilities shall include:

  •
  Reviewing at least annually the Audit Committee's own structure, process and membership requirements;

  •
  Periodically reviewing the charter and recommending any proposed changes to the board of directors;

  •
  Establishing procedures to receive and process complaints regarding accounting, internal auditing controls or auditing matters, and for employees to make confidential, anonymous complaints regarding questionable accounting or auditing matters;

  •
  Reviewing the qualifications, independence and performance of the independent auditors, who shall directly report to the Audit Committee, and providing oversight and monitoring of Company management and the independent auditors and their activities with respect to the Company's financial reporting process;

  •
  Appointing, compensating and, where appropriate, replacing the independent auditors;

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  Pre-approving all audit and non-audit services to be provided by the independent auditors. The Audit Committee may delegate the authority to grant such pre-approvals to one or more members of the committee, provided that the pre-approval decision and related services are presented to the Audit Committee at its next regularly scheduled meeting;

  •
  Reviewing the independent auditor's proposed audit scope, approach and fee arrangement;

  •
  Upon completion of the audit of the Company's annual financial statements by the independent auditors and prior to distribution of such financial statements to the public or filing with the SEC, reviewing and discussing with the independent auditors: the annual financial statements, the independent auditor's report thereon, any other matters related to the conduct of the audit, which are to be communicated to the committee under generally accepted auditing standards, any significant changes required in the audit plan, any serious difficulties or disputes with management encountered during the audit, and any other matters required to be discussed by Statement on Auditing Standard (SAS) No. 61 and Standard of Auditing Standard (SAS) No. 90 (Communications with Audit Committees), as they may be modified or supplemented, including the auditor's judgment about the quality, not just acceptability, of the Corporation's accounting principles as applied in its financial reporting;

  •
  Requesting from the independent auditors a formal written statement delineating all relationships between the auditor and the Company, consistent with Independence Standards Board Standard No. 1, and evaluating and discussing with the auditors any disclosed relationships or services that may impact the objectivity and independence of the auditors including consideration of whether fees billed for information technology services and other non-audit services are compatible with maintaining the independence of the auditors;

  •
  Reviewing the Company's interim financial statements and quarterly earnings press releases with the independent auditors and management prior to public release, including discussing with the independent auditors and management the results of the independent auditors' SAS 71 review of the interim financial statements and direct the Company's independent auditors to review, before filing with the SEC, the Company's interim financial statements included in Quarterly Reports on Form 10-Q;

  •
  Before release, reviewing the Company's Annual Report on Form 10-K with management and the independent auditors;

  •
  Recommending to the board of directors whether they should approve the annual financial statements for inclusion in the Annual Report on Form 10-K, based on (i) the committee's review and discussion with management of the annual financial statements, (ii) the committee's discussion with the independent auditors of the matters required to be discussed by SAS 61, and (iii) the committee's review and discussion with the independent auditors of the independent auditors' independence and the written disclosures and letter from the independent auditors required by Independence Standards Board Standard No. 1;

  •
  In connection with the committee's review of the annual financial statements, discussing with management and the independent auditors the Company's development, selection, application and disclosure of critical accounting policies, any significant changes in the Company's accounting policies and any proposed changes in accounting or financial reporting that may have a significant impact on the Company;

  •
  Obtaining and reviewing a report from the independent auditors addressing: (i) all critical accounting policies and practices used; (ii) all alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, the ramifications of each alternative and the treatment preferred by the independent auditors; and (iii) other material communications between the independent auditors and management, such as any management letter or schedule of unadjusted differences;

  •
  Discussing with the independent auditors and management their periodic reviews of the adequacy of the Company's accounting and financial reporting processes and systems of internal control, including the adequacy of the systems of reporting to the audit committee by each group;

  •
  Reviewing any (i) significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting or (ii) fraud involving management or any employee of the Company with a significant role in the Company's internal controls over financial reporting that are disclosed to the Audit Committee by the Company's Chief Executive Officer and Chief Financial Officer in connection with such officers' quarterly review of the Company's internal control over financial reporting;

  •
  Resolving any disagreements between management and the auditor regarding financial reporting;

  •
  Reviewing on at least a quarterly basis the status of any legal or regulatory matters that could have a significant impact on the Company's financial statements;

  •
  In its capacity as QLCC, the committee (to the extent that terms used in the following description of the responsibilities of the QLCC are defined in Part 205, those terms shall be similarly defined herein):

  •
  shall adopt written procedures for the confidential receipt, retention, and consideration of any report of evidence of a material violation under 17 CFR 205.3;

  •
  has the authority and responsibility (i) to inform the Company's chief legal officer and chief executive officer (or the equivalents thereof) of any report of evidence of a material violation (except in the circumstances described in 17 CFR 205.3(b)(4)); (ii) to determine whether an investigation is necessary regarding any report of evidence of a material violation by the Company, its officers, directors, employees or agents and, if it determines an investigation is necessary or appropriate, to: (A) notify either this committee in its capacity as Audit Committee or the full Board of Directors; (B) initiate an investigation, which may be conducted either by the chief legal officer (or the equivalent thereof) or by outside attorneys; and (C) retain such additional expert personnel as the committee deems necessary; and (iii) at the conclusion of any such investigation, to: (A) recommend, by majority vote, that the Company implement an appropriate response to evidence of a material violation; and (B) inform the chief legal officer and the chief executive officer (or the equivalents thereof) and the Board of Directors of the results of any such investigation under this section and the appropriate remedial measures to be adopted; and

  •
  has the authority and responsibility, acting by majority vote, to take all other appropriate action, including the authority to notify the Securities and Exchange Commission in the event that the Company fails in any material respect to implement an appropriate response that the committee has recommended.

  •
  Performing such other specific functions as the board of directors may from time to time direct, including reviewing and approving all transactions between the Company and any related party, as defined by applicable law and the listing regulations of the Nasdaq National Market.

PROXY STATEMENT DISCLOSURES:

        The Audit Committee will be responsible for annually providing an Audit Committee Report in the Company's proxy statement and providing a copy of this charter as an appendix to the Company's proxy statement at least once every three years, in accordance with the requirements of Item 306 of SEC Regulation S-K and Item 7(d)(3)(i) of Schedule 14A of the SEC's proxy rules.

MEETINGS, MINUTES, AND REPORTS TO BOARD OF DIRECTORS:

        The Audit Committee will meet at least three times per year in addition to the quarterly telephonic review of the financial statements prior to public releases. Meetings may be held telephonically or in person. The Audit Committee may establish its own schedule, which it will provide to the board of directors in advance.

        The Audit Committee will meet separately with the independent auditors as well as members of the Company's management, as it deems appropriate in order to review the financial controls of the Company.

        The Audit Committee will maintain written minutes of its meetings.

        Apart from the report prepared pursuant to Item 306 of Regulation S-K and Item 7(d)(3)(i) of Schedule 14A, the Audit Committee will summarize its examinations and recommendations to the board from time to time as may be appropriate, consistent with the Audit Committee's charter.

THE PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
ADAPTEC, INC.

Adaptec, Inc.
Proxy for 2004 Annual Stockholders Meeting
August 26, 2004

        The undersigned stockholder(s) of Adaptec, Inc., a Delaware corporation (the "Company"), hereby acknowledges receipt of the Notice of Annual Stockholders Meeting and Proxy Statement, each dated July 16, 2004, and hereby appoints Robert N. Stephens and Dennis R. DeBroeck, and each of them, Proxies and Attorneys-in-Fact, with full power to each of substitution, on behalf and in the name of the undersigned, to represent the undersigned at our 2004 Annual Stockholders Meeting to be held on August 26, 2004 at 10:00 a.m., local time, at our principal executive offices located at 691 South Milpitas Boulevard, Milpitas, California, 95035 and at any adjournment or postponement thereof, and to vote all shares of the Company's common stock which the undersigned would be entitled to vote if personally present on any of the following matters and with discretionary authority as to any and all other matters that may properly come before the meeting.

        THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS MADE. IF NO SPECIFICATION IS MADE, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED FOR EACH OF THE BOARD OF DIRECTOR NOMINEES AND FOR THE RATIFICATION OF PRICEWATERHOUSECOOPERS LLP, AND FOR SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING AS THE PROXY HOLDERS DEEM ADVISABLE.

^ FOLD AND DETACH HERE ^ YOUR VOTE IS IMPORTANT! Please mark, sign and date your proxy card and return it promptly in the enclosed envelope.

The board of directors unanimously recommends that you vote FOR the board of director nominees and FOR the ratification of PricewaterhouseCoopers LLP.	Please mark /x/ your votes as indicated in this example
	FOR all nominees listed below (except as indicated).	WITHHOLD authority to vote for all nominees listed below.
1. Election of directors to serve one-year terms.	/ /	/ /

If you wish to withhold authority for any individual nominee, strike a line through that nominee's name in the list below:

01 Carl J. Conti 04 Ilene H. Lang 07 Robert N. Stephens	02 Lucie J. Fjeldstad 05 Robert J. Loarie 08 Douglas E. Van Houweling	03 Joseph S. Kennedy 06 D. Scott Mercer
2. To approve the 2004 Equity Incentive Plan.	FOR / /	AGAINST / /	ABSTAIN / /
3. To ratify and approve the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending March 31, 2005.	FOR / /	AGAINST / /	ABSTAIN / /
4. To transact such other business as may properly come before the meeting or any postponements or adjournments thereof.

(This proxy should be marked, dated and signed by each stockholder exactly as such stockholder's name appears hereon, and returned promptly in the enclosed envelope. Persons signing in a fiduciary capacity should so indicate. A corporation is requested to sign its name by its President or other authorized officer, with the office held designated. If shares are held by joint tenants or as community property, both holders should sign.)

TO ENSURE YOUR REPRESENTATION AT THE ANNUAL STOCKHOLDERS MEETING, PLEASE MARK, SIGN AND DATE THIS PROXY AND RETURN IT AS PROMPTLY AS POSSIBLE.

Signature(s)	Dated	, 2004
^ FOLD AND DETACH HERE ^

QuickLinks

NOTICE OF ANNUAL STOCKHOLDERS MEETING
PROXY STATEMENT July 16, 2004
PROPOSAL NO. 1—ELECTION OF DIRECTORS
PROPOSAL NO. 2—APPROVAL OF THE 2004 EQUITY INCENTIVE PLAN
PROPOSAL NO. 3: RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
PRINCIPAL STOCKHOLDERS
EXECUTIVE COMPENSATION
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
REPORT ON EXECUTIVE COMPENSATION
REPORT OF THE AUDIT COMMITTEE
COMPANY STOCK PRICE PERFORMANCE
COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN* AMONG ADAPTEC, INC., THE NASDAQ STOCK MARKET (U.S.) INDEX AND THE NASDAQ COMPUTER & DATA PROCESSING INDEX
RELATED PARTY TRANSACTIONS
STOCKHOLDER NOMINATIONS AND PROPOSALS
DEADLINE FOR SUBMISSION OF STOCKHOLDER PROPOSALS FOR 2005 ANNUAL STOCKHOLDER MEETING
COMPLIANCE UNDER SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934
OTHER BUSINESS
Appendix A
ADAPTEC, INC. 2004 EQUITY INCENTIVE PLAN
Appendix B Charter for the Audit Committee March 22, 2004